Prospectus
                                                                   March 1, 2005

Seligman
Global Fund Series, Inc.

Investing Around the World for Capital Appreciation

o     Emerging Markets Fund

o     Global Growth Fund

o     Global Smaller Companies Fund

o     Global Technology Fund

o     International Growth Fund

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

EQSGFS1 3/2005

                                                                      managed by
                                                                        [LOGO]

Table of Contents

This prospectus contains information about Seligman Global Fund Series, Inc. (the "Series"), which consists of five separate funds.

The Funds

A discussion of the investment strategies, risks, performance and expenses of the Funds.

     Seligman Emerging Markets Fund .........................................  1

     Seligman Global Growth Fund ............................................  6

     Seligman Global Smaller Companies Fund ................................. 11

     Seligman Global Technology Fund ........................................ 16

     Seligman International Growth Fund ..................................... 21

     Management of the Funds ................................................ 26

     Subadviser ............................................................. 26

Shareholder Information

     Deciding Which Class of Shares to Buy .................................. 35

     Pricing of Fund Shares ................................................. 41

     Opening Your Account ................................................... 42

     How to Buy Additional Shares ........................................... 42

     How to Exchange Shares Among the Seligman Mutual Funds ................. 43

     How to Sell Shares ..................................................... 43

     Important Policies That May Affect Your Account ........................ 45

     Frequent Trading of Fund Shares ........................................ 46

     Dividends and Capital Gain Distributions ............................... 47

     Taxes .................................................................. 48

     The Seligman Mutual Funds .............................................. 49

Financial Highlights ........................................................ 51

How to Contact Us ........................................................... 68

For More Information..................................................back cover

The Funds

Seligman Emerging Markets Fund
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Investment Objective

The Emerging Markets Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its net assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

The Fund will focus its investments in those emerging markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid, or other emerging markets that meet the portfolio manager's criteria for investability. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments, and developing capital markets.

Emerging Market:

A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development. Low-income and middle-income economies are currently defined as those with 2003 per capita Gross National Income ("GNI") of US $9,385 or less.

The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the investment manager concentrates first on analysis of individual companies then on analysis of individual sectors, countries and regions.

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

      o     Operate in growing markets

      o Attractive valuations relative to cash earnings forecasts or other valuation criteria

      o Unique sustainable competitive advantages (e.g., market share, proprietary products)

      o     Improving industry or country fundamentals

Following stock selection, the manager then focuses on portfolio construction that considers top-down risk control based on such factors as:

      o Relative economic growth potential of the various economies and securities markets

      o Political, financial, and social conditions influencing investment opportunities

      o     Relative rates of earnings growth

      o     Interest rate outlook and expected levels of inflation

      o     Market prices relative to historic averages

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or there are deteriorating industry or country fundamentals. The Fund may also sell or trim a stock if the investment manager believes, from a risk control perspective, the stock's position size is inappropriate for the portfolio. Also stocks may be sold when negative country, currency, or general industry factors affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee the Fund will achieve its objective.

Principal Risks

The Fund's net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's classes compares to two widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Returns for periods of less than one year are not annualized.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns--Calendar Years

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

6.35%    -27.45%    60.69%    -44.60%    -1.44%     -6.46%     57.68%     22.88%
--------------------------------------------------------------------------------
1997      1998       1999       2000      2001       2002       2003       2004

         Best calendar quarter return: 33.99% - quarter ended 12/31/99. Worst calendar quarter return: -25.67% - quarter ended 9/30/98.

Average Annual Total Returns - Periods Ended 12/31/04

                                                                           Class A, B, D         Class C           Class R
                                                      One        Five     Since Inception    Since Inception   Since Inception
                                                     Year        Years        5/28/96            5/27/99           4/30/03
Class A
Return before taxes                                  17.09%     (1.18)%         1.74%               n/a               n/a
Return after taxes on distributions                  17.09      (1.18)          1.74                n/a               n/a
Return after taxes on distributions and
  sale of Fund shares                                11.11      (1.00)          1.49                n/a               n/a
Class B                                              16.86      (1.40)          1.60                n/a               n/a
Class C                                              19.90        n/a            n/a               5.03%              n/a
Class D                                              21.16      (0.95)          1.56                n/a               n/a
Class R                                              22.06        n/a            n/a                n/a             46.71
MSCI EM Index                                        25.95       4.62           3.35(1)            9.49(3)          47.66
Lipper Emerging Markets Funds Average                24.11       4.76           4.13(2)           10.90             45.92
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The Morgan Stanley Capital International Emerging Markets Index ("MSCI EM Index") and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and taxes and the MSCI EM Index excludes the effect of fees, sales charges and taxes. The MSCI EM Index measures the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin which are available to foreign investors. The Lipper Emerging Markets Funds Average measures the performance of mutual funds which invest at least 65% of total assets in equity securities of companies in emerging markets. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP ("Wellington Management") has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

(1)   From 5/31/96.

(2)   From 5/30/96.

(3)   From 5/31/99.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual Fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                                        Class A        Class B      Class C    Class D     Class R
Maximum Sales Charge (Load)                                               4.75%             5%          2%          1%          1%
 Maximum Sales Charge (Load) on Purchases (as a % of offering price)      4.75%(2)       none           1%       none        none
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 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less)                                                      none(2)           5%          1%          1%          1%

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                                           1.25%          1.25%       1.25%       1.25%       1.25%
Distribution and/or Service (12b-1) Fees                                  0.25%          1.00%       1.00%       1.00%       0.50%
Other Expenses(3)                                                         1.53%          1.53%       1.53%       1.53%       1.53%
Total Annual Fund Operating Expenses(1)                                   3.03%          3.78%       3.78%       3.78%       3.28%
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(1)   Less: Expense Reimbursements                                       (0.68)%        (0.68)%     (0.68)%     (0.68)%     (0.68)%
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      Net Operating Expenses                                              2.35%          3.10%       3.10%       3.10%       2.60%
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(2)   If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a
      1% CDSC if sold within 18 months.

(3)   Effective March 1, 2005, Seligman has contractually undertaken to reimburse the Fund's "Other Expenses" (i.e., those expenses other than management fees and 12b-1 fees) to the extent they exceed 0.85% per annum of average daily net assets. This undertaking will remain in effect at least until December 31, 2006.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (which reflect the contractual expense reimbursements described above through December 31, 2006) are (i) the Fund's net operating expenses shown above from March 1, 2005 through December 31, 2006 and (ii) for all other periods, the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year       3 Years      5 Years     10 Years
Class A                          $723        $1,251       $1,883       $3,574
Class B                           835         1,336        2,039        3,771+
Class C                           531         1,126        1,921        3,996
Class D                           435         1,036        1,839        3,935
Class R                           385           888        1,597        3,479
--------------------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:

                                1 Year       3 Years      5 Years     10 Years
Class A                          $723        $1,251       $1,883       $3,574
Class B                           335         1,036        1,839        3,771+
Class C                           432         1,126        1,921        3,996
Class D                           335         1,036        1,839        3,935
Class R                           285           888        1,597        3,479
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Investment Objective

The Global Growth Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in high-quality, large and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Fund will invest in several countries in different geographic regions. Additionally, the Fund may invest up to 15% in emerging market equities.

The Fund uses an investment style that is focused on identifying growth sectors and leading global growth companies within these sectors. Characteristics of a global leader include: a brand franchise with leading market share, a sustained competitive advantage, a forward-looking management team, and high relative earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity or accelerating earnings growth)

      o     Quality management

      o     Strong possibility of multiple expansion

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, or the stock's or industry's underlying fundamentals have deteriorated. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors or shifts in global trends may negatively affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the manager expects, the Fund's performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's classes compares to four widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Returns for periods of less than one year are not annualized.

Effective November 1, 2004, Seligman contractually agreed to reimburse the Fund's expenses (other than management fees and 12b-1 fees) to the extent such expenses exceed 0.85% per annum of average daily net assets. This undertaking will remain in effect until December 31, 2006. In addition, returns include the effect of a payment from Seligman to the Fund in 2004. Absent such reimbursements and payment, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns--Calendar Years

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

13.01%   11.52%   22.75%   42.80%  -17.17%   -21.53%   -31.10%   29.96%   17.52%
--------------------------------------------------------------------------------
 1996     1997     1998     1999     2000      2001      2002     2003     2004

         Best calendar quarter return: 24.43% - quarter ended 12/31/99. Worst calendar quarter return: -20.56% - quarter ended 12/31/00.

Average Annual Total Returns - Periods Ended 12/31/04

                                                             Class A and D        Class B            Class C          Class R
                                          One     Five      Since Inception   Since Inception    Since Inception  Since Inception
                                          Year    Years         11/1/95           4/22/96            5/27/99          4/30/03
Class A
Return before taxes                      11.98%   (8.21)%        4.42%               n/a                n/a             n/a
Return after taxes on distributions      11.98    (8.94)         3.61                n/a                n/a             n/a
Return after taxes on distributions
 and sale of Fund shares                  7.79    (6.83)         3.70                n/a                n/a             n/a
Class B                                  11.59    (8.27)          n/a               3.12%               n/a             n/a
Class C                                  14.46    (8.15)          n/a                n/a              (1.92)%           n/a
Class D                                  15.56    (7.96)         4.23                n/a                n/a             n/a
Class R                                  16.37      n/a           n/a                n/a                n/a           25.64%
MSCI World Index                         15.25    (2.05)         7.84(5)            6.68(3)            1.53(4)        26.84
MSCI World Growth Index                  11.21    (7.10)         6.02(5)            4.97(3)           (1.37)(4)       21.48
Lipper Global Large-Cap Growth
  Average                                12.73    (6.45)         5.97               4.79               1.32           23.89
Lipper Global Funds Average              13.84    (1.51)         8.01(1)            6.98(2)            3.71           26.51
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The Morgan Stanley Capital International World Index ("MSCI World Index"), the Morgan Stanley Capital International World Growth Index ("MSCI World Growth Index"), the Lipper Global Large-Cap Growth Average and the Lipper Global Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages excludes the effect of sales charges and taxes and the MSCI World Index and the MSCI World Growth Index exclude the effect of fees, sales charges and taxes. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The MSCI World Growth Index is a market-capitalization-weighted equity index comprised of 23 countries and representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. The Lipper Global Large-Cap Growth Average measures the performance of funds that invest at least 75% of their equity assets in companies both inside and outside the U.S. with market capitalizations (as a three year weighted basis) greater than the 500th largest company in the S&P/Citigroup World Broad Market Index. Lipper currently classifies the Fund as a Global Large-Cap Growth Fund. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

(1)   From 10/31/95.

(2)   From 4/25/96.

(3)   From 4/30/96.

(4)   From 5/31/99.

(5)   From 10/31/95.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                                          Class A       Class B      Class C   Class D     Class R
Maximum Sales Charge (Load)                                               4.75%             5%          2%          1%          1%
 Maximum Sales Charge (Load) on Purchases (as a % of offering price)      4.75%(2)       none           1%       none        none
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less)                                                      none(2)           5%          1%          1%          1%
Annual Fund Operating Expenses

(as a percentage of average net assets)
Management Fees                                                           0.99%          0.99%       0.99%       0.99%       0.99%
Distribution and/or Service (12b-1) Fees                                  0.25%          1.00%       1.00%       1.00%       0.50%
Other Expenses(3)                                                         1.06%          1.06%       1.06%       1.06%       1.06%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                                   2.30%          3.05%       3.05%       3.05%       2.55%
------------------------------------------------------------------------------------------------------------------------------------
(1)   Less: Expenses Reimbursement                                       (0.21)%        (0.21)%     (0.21)%     (0.21)%     (0.21)%
------------------------------------------------------------------------------------------------------------------------------------
      Net Operating Expenses                                              2.09%          2.84%       2.84%       2.84%       2.34%
------------------------------------------------------------------------------------------------------------------------------------

(2)   If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a
      1% CDSC if sold within 18 months.

(3)   Effective November 1, 2004, Seligman has contractually undertaken to reimburse the Fund's "Other Expenses" (i.e., those expenses other than management fees and 12b-1 fees) to the extent such expenses exceed 0.85% per annum of average daily net assets. This undertaking will remain in effect at least until December 31, 2006.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (which reflect the contractual expense reimbursement described above through December 31, 2006) are (i) the Fund's net operating expenses shown above through December 31, 2006 and (ii) after December 31, 2006, the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year      3 Years       5 Years     10 Years
Class A                           $677        $1,116       $1,606       $2,951
Class B                            787         1,198        1,760        3,156+
Class C                            483           989        1,645        3,398
Class D                            387           898        1,560        3,331
Class R                            337           749        1,313        2,850
--------------------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:

                                 1 Year      3 Years       5 Years     10 Years
Class A                           $677        $1,116       $1,606       $2,951
Class B                            287           898        1,560        3,156+
Class C                            384           989        1,645        3,398
Class D                            287           898        1,560        3,331
Class R                            237           749        1,313        2,850
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Smaller Companies Fund
--------------------------------------------------------------------------------

Investment Objective

The Global Smaller Companies Fund's investment objective is long-term capital appreciation.

Smaller companies:

Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $2 billion or less.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. Relative to its benchmark, the Fund is generally neutrally weighted across the major geographic regions.

The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

      o Extended growth opportunities or special situations where there is a potential for improvement in overall operations

      o   A well articulated and believable business model

      o   Quality management

      o   Sustainable competitive advantage

      o   Strong financial characteristics

The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company's outlook, to manage risk in the Fund, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions, inconsistent with its principal strategies, in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

The Board of Directors may change the definition of "smaller companies" if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advi-sory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's classes compares to three widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Returns for periods of less than one year are not annualized. Returns presented in the bar chart and table include the effect of a payment from Seligman to the Fund in 2004. Absent such payment, returns would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns--Calendar Years

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

25.83%  16.84%  3.55%   5.71%  24.12%  -16.29%  -17.63%  -25.23%  39.64%  21.69%
--------------------------------------------------------------------------------
 1995    1996   1997    1998    1999     2000     2001     2002    2003    2004

         Best calendar quarter return: 18.72% - quarter ended 12/31/99. Worst calendar quarter return: -19.97% - quarter ended 9/30/01.

Average Annual Total Returns - Periods Ended 12/31/04

                                                                                        Class B       Class C     Class R
                                                                                         Since         Since       Since
                                                     One        Five           Ten     Inception     Inception   Inception
                                                    Year        Years         Years     4/22/96       5/27/99     4/30/03
Class A
Return before taxes                                 15.87%      (3.55)%       5.24%        n/a           n/a        n/a
Return after taxes on distributions                 15.87       (3.89)        4.50         n/a           n/a        n/a
Return after taxes on distributions
  and sale of Fund shares                           10.32       (3.07)        4.18         n/a           n/a        n/a
Class B                                             15.73       (3.71)         n/a        1.76%          n/a        n/a
Class C                                             18.54       (3.53)         n/a         n/a          1.54%       n/a
Class D                                             19.79       (3.34)        4.96         n/a           n/a        n/a
Class R                                             20.47         n/a          n/a         n/a           n/a      37.42%
Citigroup Broad Market
  Less Than US $2 Billion Index                     25.07        9.72        10.39        8.98         11.65      42.75
Lipper Global Small-Cap
  Funds Average                                     19.65        1.92         9.39        6.94          8.53      37.30
Lipper Global Small/Mid-Cap Core Funds Average      18.96        3.72         9.62        7.52(1)       8.73      36.84
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Citigroup Broad Market Less Than US $2 Billion Index, the Lipper Global Small-Cap Funds Average and the Lipper Global Small/Mid-Cap Core Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages excludes the effect of sales charges and taxes and the Citigroup Broad Market Less Than US $2 Billion Index excludes the effect of fees, sales charges and taxes. The Citigroup Broad Market Less Than US $2 Billion Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Global Small/Mid-Cap Core Funds Average measures the performance of mutual funds that invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 500th-largest company in the S&P/Citigroup World Broad Market Index. The Lipper Global Small-Cap Funds Average measures the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase. Lipper currently classifies the Fund as a Global Small/Mid-Cap Core Fund. Investors cannot invest directly in an average or Index.

Prior to January 1, 2003, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management has been employed by Seligman as subadviser to provide portfolio management services for the Fund. In June 2004, Wellington Management delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International Ltd.

(1)   From 4/25/96.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual Fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                                         Class A     Class B     Class C    Class D    Class R
Maximum Sales Charge (Load)                                               4.75%            5%         2%         1%         1%
 Maximum Sales Charge (Load) on Purchases (as a % of offering price)      4.75%(1)      none          1%      none       none
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original
  purchase price or current net asset value,
  whichever is less)                                                      none(1)          5%         1%         1%         1%

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                                           0.96%         0.96%      0.96%      0.96%      0.96%
Distribution and/or Service (12b-1) Fees                                  0.25%         1.00%      1.00%      1.00%      0.50%
Other Expenses                                                            0.92%         0.92%      0.92%      0.92%      0.92%
Total Annual Fund Operating Expenses                                      2.13%         2.88%      2.88%      2.88%      2.38%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year      3 Years      5 Years      10 Years
Class A                           $681        $1,110       $1,565       $2,820
Class B                            791         1,192        1,718        3,027+
Class C                            487           983        1,603        3,272
Class D                            391           892        1,518        3,204
Class R                            341           742        1,270        2,716
--------------------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:

                                 1 Year      3 Years      5 Years      10 Years
Class A                           $681        $1,110       $1,565       $2,820
Class B                            291           892        1,518        3,027+
Class C                            388           983        1,603        3,272
Class D                            291           892        1,518        3,204
Class R                            241           742        1,270        2,716
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Technology Fund
--------------------------------------------------------------------------------

Investment Objective

The Global Technology Fund's investment objective is long-term capital appreciation.

Technology:

The use of science to create new products and services. The industry comprises information technology and communications, as well as medical-, environmental- and bio-technology.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The Fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the Fund's objective. The Fund generally invests in several countries in different geographic regions.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies that it believes display one or more of the following:

      o     Above-average growth prospects

      o     High profit margins

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management and equity ownership by executives

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund may be susceptible to factors affecting technology and technology-related industries, and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Fund seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of one of the Fund's investments may offset potential gains from other investments.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. In addition, stocks of companies in the technology sector, like those in which the Fund may invest, are experiencing a period of strong performance. However, if investor sentiment changes, the value of technology stocks may decline. There can be no assurances that the Fund will continue consistently to achieve, by investing in initial public offerings or otherwise, substantially similar performance that the Fund had previously experienced.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advi-sory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's classes compares to four widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Returns for less than one-year are not annualized. Returns presented in the bar chart and table include the effect of a payment from Seligman to the Fund in 2004. Absent such payment, returns would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns--Calendar Years

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

45.06%  14.30%  11.75%  30.73%  116.25% -30.11%  -21.78%  -32.98%  36.15%  4.63%
--------------------------------------------------------------------------------
 1995    1996    1997    1998    1999     2000     2001     2002    2003   2004

         Best calendar quarter return: 55.72% - quarter ended 12/31/99. Worst calendar quarter return: -32.60% - quarter ended 9/30/01.

Average Annual Total Returns - Periods Ended 12/31/04

                                                                                      Class B      Class C      Class R
                                                                                       Since       Since         Since
                                                   One          Five         Ten     Inception    Inception    Inception
                                                  Year          Years       Years     4/22/96      5/27/99      4/30/03
Class A
Return before taxes                               (0.32)%      (13.05)%     10.05%       n/a          n/a         n/a
Return after taxes on distributions               (0.32)       (13.81)       8.51        n/a          n/a         n/a
Return after taxes on distributions and sale
 of Fund shares                                   (0.21)       (10.57)       8.42        n/a          n/a         n/a
Class B                                           (1.25)       (13.16)        n/a       6.38%         n/a         n/a
Class C                                            1.82        (13.01)        n/a        n/a        (0.46)%       n/a
Class D                                            2.85        (12.87)       9.72        n/a          n/a         n/a
Class R                                            3.47          n/a          n/a        n/a          n/a       22.14%
MSCI IT Index                                      2.62        (17.39)        n/a       7.31(2)     (6.91)(3)   23.05
MSCI World Index                                  15.25        (2.05)        8.52       6.68(2)      1.53(3)    26.84
Lipper Global Funds Average                       13.84        (1.51)        8.59       6.98(1)      3.71       26.51
Lipper Science & Technology Funds Average          3.97        (16.49)       9.64       5.87(1)     (4.19)      26.04
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Morgan Stanley Capital International World Index (the "MSCI World Index"), the Morgan Stanley Capital International World Information Technology Index ("MSCI IT Index") and the Lipper Averages are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes and the MSCI Indices exclude the effect of fees, sales charges and taxes. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific Region. The MSCI IT Index is a free float-adjusted market capitalization index designed to measure information technology stocks in the global developed equity market. The MSCI IT Index has been added as a benchmark for the Fund because it reflects the market sectors in which the Fund invests. The Lipper Global Funds average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. The Lipper Science and Technology Funds Average measures the performance of mutual funds which invest at least 65% of total assets in science and technology stocks. Lipper currently classifies the Fund as a Science & Technology Fund. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with regard to the Fund's investments. Seligman no longer uses such sub-advisory services for the Fund.

(1)   From 4/25/96.

(2)   From 4/30/96.

(3)   From 5/31/99.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual Fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                                            Class A      Class B    Class C    Class D    Class R
Maximum Sales Charge (Load)                                                  4.75%            5%         2%         1%         1%
 Maximum Sales Charge (Load) on Purchases (as a % of offering price)         4.75%(1)      none          1%      none       none
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less)                                                         none(1)          5%         1%         1%         1%

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                                              1.00%         1.00%      1.00%      1.00%      1.00%
Distribution and/or Service (12b-1) Fees                                     0.25%         1.00%      1.00%      1.00%      0.50%
Other Expenses                                                               0.58%         0.58%      0.58%      0.58%      0.58%
Total Annual Fund Operating Expenses                                         1.83%         2.58%      2.58%      2.58%      2.08%
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year      3 Years      5 Years      10 Years
Class A                           $652        $1,023       $1,418       $2,521
Class B                            761         1,102        1,570        2,732+
Class C                            458           894        1,457        2,986
Class D                            361           802        1,370        2,915
Class R                            311           652        1,119        2,410
--------------------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:

                                 1 Year      3 Years      5 Years      10 Years
Class A                           $652        $1,023       $1,418       $2,521
Class B                            261           802        1,370        2,732+
Class C                            359           894        1,457        2,986
Class D                            261           802        1,370        2,915
Class R                            211           652        1,119        2,410
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman International Growth Fund
--------------------------------------------------------------------------------

Investment Objective

The International Growth Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in high-quality, large and mid-capitalization growth companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Strong possibility of multiple expansion

      o     Potential for improvement in overall operations
            (hidden/unappreciated value)

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advi-sory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's classes compares to three widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Returns for periods of less than one year are not annualized. Effective November 1, 2004 Seligman has contractually agreed to reimburse the Fund's expenses (other than management fees and 12b-1 fees) to the extent such expenses exceed 0.85% of net assets. This undertaking will remain in effect until December 31, 2006. Absent such reimbursements, returns presented in the bar chart and table including such period would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns--Calendar Years

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

9.96%   7.77%   7.65%  13.73%  25.29%   36.49%  -28.09%  -20.41%  29.57%  23.39%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999     2000     2001     2002    2003    2004

         Best calendar quarter return: 17.38% - quarter ended 12/31/98. Worst calendar quarter return: -19.86% - quarter ended 9/30/02.

Average Annual Total Returns - Periods Ended 12/31/04

                                                                                          Class B      Class C     Class R
                                                                                           Since        Since      Since
                                                        One       Five         Ten       Inception    Inception   Inception
                                                       Year       Years       Years       4/22/96      5/27/99     4/30/03
Class A
Return before taxes                                     17.49%   (11.16)%      0.06%        n/a           n/a          n/a
Return after taxes on distributions                     17.49    (11.16)      (0.58)        n/a           n/a          n/a
Return after taxes on distributions
  and sale of Fund shares                               11.37    (9.10)       (0.13)        n/a           n/a          n/a
Class B                                                 17.54    (11.26)        n/a       (1.89)%         n/a          n/a
Class C                                                 20.38    (11.03)        n/a         n/a         (6.28)%        n/a
Class D                                                 21.37    (10.85)      (0.18)        n/a           n/a          n/a
Class R                                                 22.30      n/a          n/a         n/a           n/a        31.81%
MSCI EAFE Index                                         20.70    (0.80)        5.94        4.84(2)       3.63(3)     35.52
Lipper International Multi-Cap Growth Funds Average     16.64    (4.70)        5.94        5.11          3.23        31.22
Lipper International Funds Average                      18.04    (2.02)        6.43        5.50(1)       3.76        32.16
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index"), the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes and the MSCI EAFE Index excludes the effect of fees, sales charges and taxes. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Multi-Cap Growth Funds Average measures the performance of mutual funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the U.S. Lipper currently classifies the Fund as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

(1)   From 4/25/96.

(2)   From 4/30/96.

(3)   From 5/31/99.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                                             Class A    Class B    Class C    Class D     Class R
Maximum Sales Charge (Load)                                                   4.75%          5%         2%         1%          1%
 Maximum Sales Charge (Load) on Purchases (as a % of offering price)          4.75%(2)    none          1%      none        none
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less)                                                          none(2)        5%         1%         1%          1%

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                                               1.00%       1.00%      1.00%      1.00%       1.00%
Distribution and/or Service (12b-1) Fees                                      0.25%       1.00%      1.00%      1.00%       0.50%
Other Expenses(3)                                                             1.55%       1.55%      1.55%      1.55%       1.55%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                                       2.80%       3.55%      3.55%      3.55%       3.05%
------------------------------------------------------------------------------------------------------------------------------------
(1) Less: Expenses Reimbursement                                              (0.70)%     (0.70)%    (0.70)%    (0.70)%     (0.70)%
------------------------------------------------------------------------------------------------------------------------------------
    Net Operating Expenses                                                    2.10%       2.85%      2.85%      2.85%       2.35%
------------------------------------------------------------------------------------------------------------------------------------
(2)   If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a
      1% CDSC if sold within 18 months.

(3)   Effective November 1, 2004, Seligman has contractually undertaken to reimburse the Fund's "Other Expenses" (i.e., those expenses other than management fees and 12b-1 fees) to the extent such expenses exceed 0.85% per annum of average daily net assets. This undertaking will remain in effect at least until December 31, 2006.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (which reflect the contractual expense reimbursement described above through December 31, 2006) are (i) the Fund's net operating expenses shown above through December 31, 2006 and (ii) after December 31, 2006, the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year      3 Years       5 Years     10 Years
Class A                           $678        $1,160       $1,751       $3,345
Class B                            788         1,243        1,907        3,546+
Class C                            484         1,034        1,790        3,777
Class D                            388           943        1,707        3,714
Class R                            338           795        1,464        3,253
--------------------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:

                                 1 Year      3 Years       5 Years     10 Years
Class A                           $678        $1,160       $1,751       $3,345
Class B                            288           943        1,707        3,546+
Class C                            385         1,034        1,790        3,777
Class D                            288           943        1,707        3,714
Class R                            238           795        1,464        3,253
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management of the Funds

The Board of Directors provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman is responsible for each Fund's investments and administers each Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $12.0 billion in assets as of January 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2005, of approximately $8.6 billion.

Affiliates of Seligman:

Seligman Advisors, Inc.:

Each Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):

Each Fund's shareholder service agent; provides shareholder account services to the Funds at cost.

Each Fund pays Seligman a fee for its management services equal to a percentage of the Fund's average daily net assets. The fee rate declines as each Fund's net assets increase. The management fee rates are:

      o     Emerging Markets Fund

            1.25% on first $1 billion of net assets
            1.15% on next $1 billion of net assets
            1.05% on net assets in excess of $2 billion

      o     Global Growth Fund and International Growth Fund

            1.00% on first $50 million of net assets
            0.95% on next $1 billion of net assets
            0.90% on net assets in excess of $1,050,000,000

      o     Global Smaller Companies Fund

            1.00% on first $100 million of net assets
            0.90% on net assets in excess of $100 million

      o     Global Technology Fund

            1.00% on first $2 billion of net assets
            0.95% on next $2 billion of net assets
            0.90% on net assets in excess of $4 billion

Subadviser

Wellington Management Company, LLP ("Wellington Management") located at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Emerging Markets Fund, Global Growth Fund, International Growth Fund and Global Smaller Companies Fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2005, Wellington Management had approximately $466 billion in assets under management. An affiliate of Wellington Management, Wellington Management International Ltd. ("WMI"), located at Stratton House, Stratton Street, London, W1J 8LA, United Kingdom, provides portfolio management services for a portion of the Global Smaller Companies Fund. WMI primarily provides business development, client liaison, investment monitoring and account administrative services for Wellington Management in the European, Middle Eastern and African Regions. WMI also has portfolio management responsibilities for certain international small company equity clients.

Seligman pays Wellington Management a fee for the services it provides. This fee does not increase the fee payable by any Fund.

Portfolio Management

Emerging Markets Fund

The Emerging Markets Fund is managed by Vera M. Trojan. Ms. Trojan is Vice President of Wellington Management and CFA. She joined Wellington Management in 1989 and has over 20 years of investment experience.

Global Growth Fund and International Growth Fund

The Global Growth Fund and International Growth Fund are managed by Andrew S. Offit. Mr. Offit is a Senior Vice President of Wellington Management. He joined Wellington Management in 1997 and has over 15 years of investment experience.

Global Smaller Companies Fund

The Global Smaller Companies Fund is managed by a team of investment professionals employed by Wellington Management and its affiliate Wellington Management International Ltd. This team also manages the Seligman Global Smaller Companies Portfolio, a series of Seligman Portfolios, Inc. Mr. Edward L. Makin manages the non-North American portion of the Fund. Mr. Makin joined Wellington Management in 1994 and has over 17 years of investment experience. Mr. Makin is a Director of Wellington Management International Ltd. and has been a portfolio manager for Wellington Management International Ltd. since June 2004. Mr. Jamie
A. Rome manages the North American portion of the Fund. Mr. Rome is a Vice President of Wellington Management and a Certified Financial Analyst. He began his career at Wellington Management in 1994 and has over 17 years of investment experience.

Global Technology Fund

The Global Technology Fund is managed by Seligman's Global Technology Group. Mr. Richard M. Parower, who joined Seligman in April 2000, is a Managing Director of Seligman and is Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of the Global Technology Fund. Mr. Parower is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Global Technology Portfolio and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Prior to joining Seligman, from June 1998 to April 2000, Mr. Parower was a Senior Analyst with Citibank Global Asset Management cover Global IT Services.

Wellington Management Performance Information

Set forth below is certain performance information for the Wellington Management's composites in respect of accounts which were managed by Wellington Management with substantially similar objectives, policies, strategies and risks to those of the Funds for which Wellington Management acts as a subadviser. The annual return data are presented for each calendar year since the inception of the applicable Wellington Composite, except that the Emerging Markets calendar year data are presented since the inception of the Seligman Emerging Markets Fund (which is shorter than the life of the corresponding Wellington Composite). Average annual total returns are presented for the one-, three- and five-year periods and since inception of the applicable Wellington Composite, except that the Emerging Markets performance data is provided for the one-, three- and five-year periods and since May 31, 1996 (which is the month-end following the inception date of the Seligman Emerging Market Fund), in each case through December 31, 2004. Wellington Management's composite information below represents the actual performance, adjusted as described below, of composites which consist of all fully discretionary, fee paying accounts (including mutual funds) eligible for inclusion in the applicable composite (set forth in the notes below the tables). Wellington Management's composite performance information below is presented (i) reflecting deduction ("net") of estimated total annual fund operating expenses in respect of each Fund (as explained in the note below the tables) and (ii) before ("gross" of) management fees, custody charges, withholding taxes and other indirect expenses. Also set forth below is the investment results (before taxes) of each Fund in recent years, as well as the results of certain indices used by the Fund or Wellington Management to measure their performance. Performance information of less than one-year is not annualized. The past performance of Wellington Management's composites, the Funds or the indices should not be considered an indication of how any Fund will perform in the future and shareholders should not assume that they will experience returns in the future comparable to those shown below.

Seligman Emerging Markets Fund and Related Composite Performance Information:

Annual Total Returns For the Periods Ended December 31:

                                                                                                                           1996
                                                                                                                        (beginning
                                                   2004    2003     2002     2001     2000     1999     1998      1997    May 31)
Seligman Emerging Markets Fund-Class A*
  (before taxes)                                  17.09%  50.32%  (10.91)%  (6.07)%  (47.24)%  53.14%  (30.93)%   1.34%   (5.47)%
Emerging Markets Total Composite (net)**(1)       18.32   49.64   (11.38)   (3.28)   (36.13)   71.77   (33.05)   (19.30)  (9.59)
Emerging Markets Total Composite (gross)**(1)     27.82   62.68   (4.15)     4.22    (31.08)   84.71   (27.78)   (13.24)  (3.75)
MSCI EM Index(1)                                  25.95   56.28   (6.00)    (2.37)   (30.61)   66.41   (25.34)   (11.59)  (3.59)
Lipper Emerging Markets Funds Average(1)          24.11   55.24   (5.10)    (2.94)   (30.59)   72.94   (26.50)   (0.01)   (0.07)
------------------------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns For the Periods Ended December 31, 2004:

                                                                                                                   Since
                                                              One Year        Three Years       Five Years     May 31, 1996(1)
Seligman Emerging Markets Fund-Class A* (before taxes)          17.09%           19.96%           (1.18)%           1.74%
Emerging Markets Total Composite (net)**(1)                     18.32            18.09             2.18             1.59
Emerging Markets Total Composite (gross)**(1)                   27.82            25.85             7.44             5.58
MSCI EM Index(1)                                                25.95            22.74             4.62             3.35
Lipper Emerging Markets Funds Average(1)                        24.11            22.56             4.76             4.13
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Seligman Global Growth Fund and Related Composite Performance Information:

Annual Total Returns For the Periods Ended December 31:

                                                                                                                           1998
                                                                                                                        (beginning
                                                          2004      2003        2002        2001     2000      1999   September 30)
Seligman Global Growth Fund-Class A* (before taxes)      11.98%     23.70%     (34.36)%    (25.28)%  (21.09)%  36.06%       14.02%
Global Growth Total Composite (net)**(2)                 11.88      27.28      (24.33)     (21.30)   (12.43)   43.10        18.21
Global Growth Total Composite (gross)**(2)               20.00      36.87      (18.74)     (15.84)   (6.28)    52.37        24.21
MSCI World Index(2)                                      15.25      33.76      (19.54)     (16.52)   (12.92)   25.34        21.22
MSCI World Growth Index(2)                               11.21      28.52      (19.61)     (19.17)   (25.54)   33.01        24.19
Lipper Global Large-Cap Growth Average(2)                12.73      30.43      (23.82)     (21.82)   (16.55)   52.89        23.10
Lipper Global Funds Average(2)                           13.84      32.06      (19.53)     (17.36)   (10.15)   38.12        18.78
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Average Annual Total Returns For the Periods Ended December 31, 2004:

                                                                                                          Since Inception
                                                                                                           of Wellington
                                                                                                            Composite
                                                                                                          (September 30,
                                                          One Year        Three Years      Five Years           1998)
Seligman Global Growth Fund-Class A* (before taxes)         11.98%            0.09%           (8.21)%          11.36%
Global Growth Total Composite (net)**(2)                    11.88             4.18            (2.96)            7.86
Global Growth Total Composite (gross)**(2)                  20.00            10.10             1.03            11.65
MSCI World Index(2)                                         15.25             7.44            (2.05)            5.16
MSCI World Growth Index(2)                                  11.21             4.73            (7.10)            2.15
Lipper Global Large-Cap Growth Average(2)                   12.73             3.72            (6.45)            5.01
Lipper Global Funds Average(2)                              13.84             6.68            (1.51)            6.46
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Seligman Global Smaller Companies Fund and Related Composite Performance
Information:

Annual Total Returns For the Periods Ended December 31:

                                                            2004     2003        2002       2001         2000       1999     1998
Seligman Global Smaller Companies Fund-Class A*
  (before taxes)                                           15.87%   32.98%     (28.79)%   (21.55)%    (20.26)%     18.21%     0.65%
Global Smaller Companies Total Composite (net)**(3)        16.34    45.79      (17.66)     (2.50)      (2.57)      38.92      7.54
Global Smaller Companies Total Composite (gross)**(3)      24.76    56.65      (11.76)      3.74        3.85       48.32     14.71
Citigroup Broad Market Less Than US$2 Billion Index(3)     25.07    52.85      (10.89)     (4.21)      (2.51)      22.82      3.45
Lipper Global Small/Mid-Cap Core Fund Average(3)           18.96    44.36      (18.09)    (10.49)      (4.94)      45.90      0.82
Lipper Global Small-Cap Funds Average(3)                   19.65    46.05      (18.86)    (15.49)      (7.78)      52.47      1.80
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Average Annual Total Returns For the Periods Ended December 31, 2004:

                                                                                                              Since Inception
                                                                                                               of Wellington
                                                                                                                 Composite
                                                                                                               (December 31,
                                                                    One Year     Three Years   Five Years           1997)
Seligman Global Smaller Companies Fund-Class A* (before taxes)        15.87%         6.56%        (3.55)%            1.30%
Global Smaller Companies Total Composite (net)**(3)                   16.34         13.62          8.88             14.09
Global Smaller Companies Total Composite (gross)**(3)                 24.76         19.92         13.19             17.87
Citigroup Broad Market Less Than US$2 Billion Index(3)                25.07         22.40          9.72             10.30
Lipper Global Small/Mid-Cap Core Fund Average(3)                      18.96         12.36          3.72              8.07
Lipper Global Small-Cap Funds Average(3)                              19.65         12.01          1.92              7.62
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Seligman International Growth Fund and Related Composite Performance
Information:

Annual Total Returns For the Periods Ended December 31:

                                                                                                                      2000
                                                                                                                  (beginning
                                                                    2004       2003        2002        2001         July 31)
Seligman International Growth Fund-Class A* (before taxes)         17.49%     23.36%      (24.19)%    (31.50)%       (15.94)%
International Growth Total Composite (net)**(4)                    17.09      41.20       (21.83)     (23.64)        (21.66)
International Growth Total Composite (gross) **(4)                 26.05      52.76       (15.42)     (18.00)        (17.08)
MSCI EAFE Index(4)                                                 20.70      39.17       (15.66)     (21.21)        (6.52)
MSCI EAFE Growth Index(4)                                          16.48      32.49       (15.76)     (24.41)        (12.47)
Lipper International Multi-Cap Growth Funds Average(4)             16.64      36.16       (18.49)     (23.45)        (11.97)
Lipper International Funds Average(4)                              18.04      34.75       (16.67)     (21.71)        (7.84)
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Average Annual Total Returns For the Periods Ended December 31, 2004:

                                                                                                      Since Inception
                                                                                                       of Wellington
                                                                                                        Composite
                                                                     One Year        Three Years      (July 31, 2000)
Seligman International Growth Fund-Class A* (before taxes)            17.49%             6.62%            (5.76)%
International Growth Total Composite (net)**(4)                       17.09             10.71             (2.47)
International Growth Total Composite (gross)**(4)                     26.05             17.66              2.33
MSCI EAFE Index(4)                                                    20.70             12.30              0.97
MSCI EAFE Growth Index(4)                                             16.48              9.13             (6.03)
Lipper International Multi-Cap Growth Funds Average(4)                16.64              9.08             (3.49)
Lipper International Funds Average(4)                                 18.04             10.24             (0.66)
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Source: Lipper Inc., a Reuters Company ("Lipper")

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* Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan and also reflect the effect of sales charges of 4.75%. Returns for the Class B, C, D and R shares would vary from those for Class A shares shown in the tables above due to the higher administration, shareholder services and distribution plan fees paid by such shares, and differing sales charges paid for such shares. Returns for Class A shares are shown before taxes. After-tax returns for the Series would be different, although actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** Composite performance returns include all fully discretionary, fee paying accounts under Wellington Management's management which are defined by the relevant profile described below. The performance information is limited and may not reflect performance in all economic cycles. The accounts in the composite were not necessarily subject to certain investment and other restrictions imposed on registered investment companies, including those under the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected performance. The aggregate returns of the accounts in any of Wellington's composites may not reflect the returns of any particular account of Wellington. The performance reflected in Wellington composites has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"), the US and Canadian version of the Global Investment Performance Standards ("GIPS"), which differs from the method used by the SEC. Performance results ("gross") are net of commissions and other direct expenses, but before (gross of) management fees, custody charges, withholding taxes and other indirect expenses. Performance results ("net") are the "gross" performance results, after the deduction of historical actual total annual fund operating expenses during the applicable periods. Total annual fund operating expenses include investment advisory fees, distribution and service ("12b-1") fees, custodial fees, and other expenses, without provision for any applicable federal or state income taxes, if any. Net performance results shown for each composite reflect the deduction of a sales charge of 4.75%.

(1) Accounts included in the Emerging Markets Total Composite seek to achieve returns above the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM Index"), which is one of the Emerging Market Fund's benchmarks, by investing in non-U.S. equity securities of emerging market countries, including countries outside the MSCI EM Index. The Emerging Markets Total Composite inception date was March 31, 1994. The inception date of the

      Seligman Emerging Markets Fund was May 28, 1996. The "Since Inception" data for the Fund is calculated from May 31, 1996 as the relevant composite data was not available from May 28, 1996. The Fund's benchmarks, the MSCI EM Index and the Lipper Emerging Markets Funds Average are unmanaged indices that assume the reinvestment of all distributions. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and taxes and the MSCI EM Index excludes the effect of fees, sales charges and taxes. The MSCI EM Index measures the performance of stocks in 26 emerging market countries in Europe, Latin America and the Pacific Basin which are available to foreign investors. The Lipper Emerging Markets Funds Average measures the performance of mutual funds which invest at least 65% of total assets in equity securities of companies in emerging markets. Investors cannot invest directly in an average or index.

(2) Accounts included in the Global Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International World Growth Index ("MSCI World Growth Index"), which is one of the Global Growth Fund's benchmarks, through investment in equity securities around the world. The Global Growth Total Composite inception date was September 30, 1998. The Fund's benchmarks, the Morgan Stanley Capital International World Index ("MSCI World Index"), the MSCI World Growth Index, the Lipper Global Large-Cap Growth Average and the Lipper Global Funds Average are unmanaged indices that assume reinvestment of all distributions. The Lipper Averages excludes the effect of sales charges and taxes and the MSCI World Index and the MSCI World Growth Index exclude the effect of fees, sales charges and taxes. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific region. The MSCI World Growth Index is a market-capitalization-weighted equity index comprised of 23 countries and representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Large-Cap Growth Average measures the performance of funds that invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. Investors cannot invest directly in an average or index.

(3) Accounts included in the Global Smaller Companies Total Composite seek to achieve long-term returns in excess of the Citigroup Broad Market Less Than US$2 Billion Index, which is a benchmark of Global Smaller Companies Fund. This is achieved through active fundamental research of small companies, where Wellington Management seeks to invest in both extended growth opportunities and special situations in the global equity market. The Global Smaller Companies Total Composite inception date was December 31, 1997. The Global Smaller Companies benchmarks, the Citigroup Broad Market Less Than US$2 Billion Index, the Lipper Global Small/Mid-Cap Core Funds Average and the Lipper Global Small-Cap Funds Average, are unmanaged indices that assume reinvestment of all distributions. The Lipper Averages excludes the effect of sales charges and taxes and the Citigroup Broad Market Less Than US$2 Billion Index excludes the effect of fees, sales charges and taxes. The Citigroup Broad Market Less Than US$2 Billion Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Global Small/Mid-Cap Core Funds Average measures the performance of funds that invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 500th-largest company in the S&P/Citigroup World Broad Market Index. The Lipper Global Small-Cap Funds Average measures the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase. Investors cannot invest directly in an average or index.

(4) Accounts included in the International Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index ("MSCI EAFE Growth Index"), which is not a benchmark of the International Growth Fund, through investment in equity securities around the world. The International Growth Total Composite inception date was July 31, 2000. The International Growth Fund's benchmarks, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index"), the Lipper International Funds Average and the Lipper International Multi-Cap Growth Funds Average, as well as the MSCI EAFE Growth Index, are unmanaged indices that assume reinvestment of all distributions. The Lipper Averages excludes the effect of sales charges and taxes and the MSCI EAFE Index and the MSCI EAFE Growth Index exclude the effect of fees, sales charges and taxes. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the US. Lipper International Multi-Cap Growth Funds Average measures the performance of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. The MSCI EAFE Growth Index measures the performance of stocks in developed markets in Europe, Australasia and the Far East that have demonstrable earnings and sales growth characteristics. Investors cannot invest directly in an average or index.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6.   Has Seligman conducted an internal review relating to market timing?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.   Does Seligman disclose its internal market timing control procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A. The SEC, NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, the practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A.    One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

      o     The amount you plan to invest.

      o How long you intend to remain invested in that Fund, or another Seligman mutual fund.

      o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

      o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
--------------------------------------------------------------------------------

      o     Initial sales charge on Fund purchases, as set forth below:

                                   Sales Charge as a %      Sales Charge as a % of    Regular Dealer Discount
   Amount of your Investment      of Offering Price(1)        Net Amount Invested    as a % of Offering Price
   Less than $50,000                       4.75%                      4.99%                     4.25%
   $50,000 - $99,999                       4.00                       4.17                      3.50
   $100,000 - $249,999                     3.50                       3.63                      3.00
   $250,000 - $499,999                     2.50                       2.56                      2.25
   $500,000 - $999,999                     2.00                       2.04                      1.75
   $1,000,000 and over(2)                  0.00                       0.00                      0.00
   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

      o     Annual 12b-1 fee (for shareholder services) of up to 0.25%.

      o No initial sales charge on reinvested dividends or capital gain distributions.

      o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Series' Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Volume Discounts and Rights of Accumulation. Volume discounts are provided if the total amount being invested by a "single person" in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group, reaches the Breakpoint Discount thresholds set forth above.

Breakpoint Discounts contemplated above are also available under a Seligman group program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series' Statement of Additional Information.

For more information regarding Breakpoint Discounts, please consult the Series' Statement of Additional Information. This information can also be found at www.seligman.com(1) via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of such Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series' Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds' distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the Series' Statement of Additional Information. In addition, this information can be found at www.seligman.com(1) via a hyperlink that is designed to facilitate access to the information.

(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Class B
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     A declining CDSC on shares sold within 6 years of purchase:

   Years Since Purchase                           CDSC
   Less than 1 year                                5%
   1 year or more but less than 2 years            4
   2 years or more but less than 3 years           3
   3 years or more but less than 4 years           3
   4 years or more but less than 5 years           2
   5 years or more but less than 6 years           1
   6 years or more                                 0
   -----------------------------------------------------------------------------

Your purchase of Class B shares must be for less than $250,000, because if you are investing $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g., over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

      o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

      o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

      o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C
--------------------------------------------------------------------------------

      o  Initial sales charge on Fund purchases, as set forth below:

                                   Sales Charge as a %      Sales Charge as a % of    Regular Dealer Discount
   Amount of your Investment      of Offering Price(1)        Net Amount Invested    as a % of Offering Price
   Less than $100,000                      1.00%                      1.01%                     1.00%
   $100,000 - $249,999                     0.50                       0.50                      0.50
   $250,000 - $999,999                     0.00                       0.00                      0.00
   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

      o     A 1% CDSC on shares sold within eighteen months of purchase.

      o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

      o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

      o No initial sales charge on reinvested dividends or capital gain distributions.

      o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

When purchasing shares through certain financial intermediaries listed in the Series' Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a CDSC of twelve months. Such intermediaries are known as Level Load Intermediaries.

In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Series' Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Volume Discount and Rights of Accumulation" and "Letter of Intent". Amounts invested in Class A shares and Class C shares will not be aggregated for the purposes of determining eligibility for a Breakpoint Discount.

Class D*

      o     No initial sales charge on purchases.

      o     A 1% CDSC on shares sold within one year of purchase.

      o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

      o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

      o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class R**
--------------------------------------------------------------------------------

      o     No initial sales charge on purchases.

      o Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

      o A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

      o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

      o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------

 * Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

** Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

--------------------------------------------------------------------------------

Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series' Statement of Additional Information.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because each Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors of the Series believes that no conflict of interest currently exists between each Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of that Fund. Similarly, when you exchange shares of another fund for shares of the fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the Series' SAI or www.seligman.com(1).

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(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of a Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charges will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this prospectus under the captions "Frequent Trading of Fund Shares" and "Important Policies That May Affect Your Account." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class. If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the same Fund.

Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Directors of the Series. These fair value procedures may be used to determine the value of a security held by a Fund in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility.

The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

Opening Your Account

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with

Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Share to Buy - Class D" and "- Class R."

You may buy shares of any Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

o     Regular (non-retirement) accounts: $1,000

o     For accounts opened concurrently with Invest-

A-Check(R):

      o     $100 to open if you will be making monthly investments

      o     $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases for non-retirement accounts must be for $100 or more. Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in a Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares and be drawn in an amount of $100 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among
the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically within 2 business days after your shares are sold).

Medallion Signature Guarantee:

Protects you and each Fund from a fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program and The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

      o     A signed, written redemption request;

      o     Telephone confirmation; and

      o     A medallion signature guarantee.

Confirmations will not affect the date on which your redemption request is actually processed, but they may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

      o     a corporation;

      o     an executor or administrator;

      o     a trustee or custodian; or

      o     in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

Important Policies That May
Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

o Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets.

o     Refuse any request to buy Fund shares.

o     Reject any request received by telephone.

o     Suspend or terminate telephone services.

o Reject a medallion signature guarantee that SDC believes may be fraudulent.

o Close your fund account if its value falls below $500, although a Fund generally will not close an account that falls below $500 as a result of a market decline. A Fund will notify you in writing at least 30 days before closing the account.

o Close your account if it does not have a certified taxpayer identification number.

o Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

o     Exchange shares between funds.;

o     Change dividend and/or capital gain distribution options;

o     Change your address;

o     Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

o     Corporations may not sell Fund shares by phone.

o     IRAs may only exchange Fund shares or request address changes by phone;

o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of that Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Seligman Global Fund Series, Inc. has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors, the Funds' distributor, or SDC, the Funds' shareholder servicing agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.

Investors who purchase shares of a Fund that invests in non-U.S. securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Fund.

Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

Dividends and Capital Gain Distributions

Each Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains. The Funds had substantial capital loss carryforwards which are available for offset against future net capital gains, expiring in varying amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

You may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions that are not reinvested, will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by a Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds
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EQUITY

Specialty
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Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
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Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

Medium Company
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Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
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Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Balanced
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Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate
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Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME

Income
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Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
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Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California           Louisiana            New Jersey
o High-Yield         Maryland             New York
o Quality            Massachusetts        North Carolina
Colorado             Michigan             Ohio
Florida              Minnesota            Oregon
Georgia              Missouri             Pennsylvania
                                          South Carolina

*     A small portion of income may be subject to state and local taxes.

Money Market
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Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
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Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have audited this information. Their report, along with each Fund's financial statements, is included in the Series, Annual Report, which is available upon request.

EMERGING MARKETS FUND

                                                                                 Year ended October 31,
CLASS A                                                         2004          2003          2002          2001          2000
Per Share Data:*
Net asset value, beginning of year                            $  6.47       $  4.34       $  4.11       $  5.57       $  6.69
Income (loss) from investment operations:
   Net investment loss                                          (0.04)        (0.06)        (0.06)        (0.06)        (0.09)
   Net realized and unrealized gain (loss) on investments        1.16          1.89          0.26         (1.17)        (0.77)
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                     0.08          0.30          0.03         (0.23)        (0.26)
Total from investment operations                                 1.20          2.13          0.23         (1.46)        (1.12)
Net asset value, end of year                                  $  7.67       $  6.47       $  4.34       $  4.11       $  5.57
Total Return:                                                   18.55%        49.08%         5.60%       (26.21)%      (16.74)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $34,066       $34,744       $24,173       $21,014       $27,273
Ratio of expenses to average net assets                          3.03%         3.61%         3.12%         3.14%         2.48%
Ratio of net investment loss to average net assets              (0.53)%       (1.20)%       (1.23)%       (1.37)%       (1.15)%
Portfolio turnover rate                                        106.84%       251.65        149.82%       133.56%       188.19%
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See footnotes on page 67.

EMERGING MARKETS FUND

                                                                                Year ended October 31,
CLASS B                                                         2004          2003          2002          2001          2000
Per Share Data:*
Net asset value, beginning of year                            $  6.11       $  4.13       $  3.95       $  5.40       $  6.52
Income from investment operations:
   Net investment loss                                          (0.09)        (0.09)        (0.09)        (0.10)        (0.14)
   Net realized and unrealized gain (loss) on investments        1.09          1.77          0.24         (1.12)        (0.72)
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                     0.08          0.30          0.03         (0.23)        (0.26)
Total from investment operations                                 1.08          1.98          0.18         (1.45)        (1.12)
Net asset value, end of year                                  $  7.19       $  6.11       $  4.13       $  3.95       $  5.40
Total Return:                                                   17.68%        47.94%         4.56%       (26.85)%      (17.18)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 7,847       $ 8,885       $ 6,776       $ 6,938       $11,156
Ratio of expenses to average net assets                          3.78%         4.36%         3.87%         3.89%         3.23%
Ratio of net investment loss to average net assets              (1.28)%       (1.95)%       (1.98)%       (2.12)%       (1.90)%
Portfolio turnover rate                                        106.84%       251.65%       149.82%       133.56%       188.19%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

EMERGING MARKETS FUND

                                                                                 Year ended October 31,
CLASS C                                                         2004          2003          2002          2001          2000
Per Share Data:*
Net asset value, beginning of year                            $  6.12       $  4.13       $  3.95       $  5.40       $  6.52
Income from investment operations:
   Net investment loss                                          (0.09)        (0.09)        (0.09)        (0.10)        (0.14)
   Net realized and unrealized gain (loss) on investments        1.09          1.78          0.24         (1.12)        (0.72)
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                     0.08          0.30          0.03         (0.23)        (0.26)
Total from investment operations                                 1.08          1.99          0.18         (1.45)        (1.12)
Net asset value, end of year                                  $  7.20       $  6.12       $  4.13       $  3.95       $  5.40
Total Return:                                                   17.65%        48.18%         4.56%       (26.85)%      (17.18)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 2,243       $ 1,868       $ 1,021       $   889       $   898
Ratio of expenses to average net assets                          3.78%         4.36%         3.87%         3.89%         3.23%
Ratio of net investment loss to average net assets              (1.28)%       (1.95)%       (1.98)%       (2.12)%       (1.90)%
Portfolio turnover rate                                        106.84%       251.65%       149.82%       133.56%       188.19%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

EMERGING MARKETS FUND

                                                                               Year ended October 31,
CLASS D                                                        2004          2003          2002          2001          2000
Per Share Data:*
Net asset value, beginning of year                            $  6.11       $  4.13       $  3.95       $  5.40       $  6.52
Income from investment operations:
   Net investment loss                                          (0.09)        (0.09)        (0.09)        (0.10)        (0.14)
   Net realized and unrealized gain (loss) on investments        1.10          1.77          0.24         (1.12)        (0.72)
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                     0.08          0.30          0.03         (0.23)        (0.26)
Total from investment operations                                 1.09          1.98          0.18         (1.45)        (1.12)
Net asset value, end of year                                  $  7.20       $  6.11       $  4.13       $  3.95       $  5.40
Total Return:                                                   17.84%        47.94%         4.56%       (26.85)%      (17.18)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $10,684       $ 8,551       $ 5,807       $ 5,282       $ 7,645
Ratio of expenses to average net assets                          3.78%         4.36%         3.87%         3.89%         3.23%
Ratio of net investment loss to average net assets              (1.28)%       (1.95)%       (1.98)%       (2.12)%       (1.90)%
Portfolio turnover rate                                        106.84%       251.65%       149.82%       133.56%       188.19%
---------------------------------------------------------------------------------------------------------------------------------

                                                                       Year ended      4/30/030
                                                                       October 31,        to
CLASS R                                                                   2004         10/31/03
Per Share Data:*
Net asset value, beginning of period                                     $  6.47       $  4.58
Income from investment operations:
   Net investment loss                                                     (0.06)        (0.05)
   Net realized and unrealized gain (loss) on investments                   1.18          1.77
   Net realized and unrealized gain from foreign
     currency transactions**                                                0.08          0.17
Total from investment operations                                            1.20          1.89
Net asset value, end of period                                           $  7.67       $  6.47
Total Return:                                                              18.55%        41.27%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                                 $   174       $     2
Ratio of expenses to average net assets                                     3.27%         3.94%+
Ratio of net investment loss to average net assets                         (0.78)%       (1.88)%+
Portfolio turnover rate                                                   106.84%       251.65%++
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See footnotes on page 67.

GLOBAL GROWTH FUND

                                                                                    Year ended October 31,
CLASS A                                                         2004           2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $   6.21       $   5.18       $   6.95       $  13.48       $  12.86
Income from investment operations:
   Net investment loss                                           (0.08)         (0.02)         (0.05)         (0.06)         (0.10)
   Net realized and unrealized gain (loss) on investments         0.95           0.77          (1.83)         (4.04)          2.56
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.23           0.28           0.11           0.07          (0.67)
Total from investment operations                                  1.10           1.03          (1.77)         (4.03)          1.79
Less distributions:
   Distributions from net realized capital gain                     --             --             --          (2.50)         (1.17)
Net asset value, end of year                                  $   7.31       $   6.21       $   5.18       $   6.95       $  13.48
Total Return:                                                    17.71%#        19.88%        (25.47)%       (35.94)%        14.33%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 31,668       $ 30,938       $ 33,316       $ 64,366       $142,492
Ratio of expenses to average net assets                           2.30%          2.39%          1.98%          1.79%          1.66%
Ratio of net investment loss to average net assets               (1.17)%        (0.32)%        (0.67)%        (0.64)%        (0.73)%
Portfolio turnover rate                                         270.63%        251.04%        120.78%        188.94%        110.04%

                                                                                    Year ended October 31,
CLASS B                                                         2004            2003           2002            2001           2000
Per Share Data:*
Net asset value, beginning of year                            $   5.78       $   4.86       $   6.56       $  12.94       $  12.47
Income from investment operations:
   Net investment loss                                           (0.12)         (0.06)         (0.09)         (0.11)         (0.20)
   Net realized and unrealized gain (loss) on investments         0.86           0.70          (1.72)         (3.84)          2.51
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.23           0.28           0.11           0.07          (0.67)
Total from investment operations                                  0.97           0.92          (1.70)         (3.88)          1.64
Less distributions:
   Distributions from net realized capital gain                     --             --             --          (2.50)         (1.17)
Net asset value, end of year                                  $   6.75       $   5.78       $   4.86       $   6.56       $  12.94
Total Return:                                                    16.78%#        18.93%        (25.91)%       (36.40)%        13.51%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $  9,849       $ 12,191       $ 12,661       $ 24,819       $ 48,709
Ratio of expenses to average net assets                           3.05%          3.15%          2.73%          2.54%          2.41%
Ratio of net investment loss to average net assets               (1.92)%        (1.08)%        (1.42)%        (1.39)%        (1.48)%
Portfolio turnover rate                                         270.63%        251.04%        120.78%        188.94%        110.04%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

GLOBAL GROWTH FUND

                                                                                    Year ended October 31,
CLASS C                                                          2004            2003           2002            2001           2000
Per Share Data:*
Net asset value, beginning of year                            $   5.79       $   4.87       $   6.57       $  12.95       $  12.47
Income from investment operations:
   Net investment loss                                           (0.12)         (0.06)         (0.09)         (0.11)         (0.20)
   Net realized and unrealized gain (loss) on investments         0.86           0.70          (1.72)         (3.84)          2.52
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.23           0.28           0.11           0.07          (0.67)
Total from investment operations                                  0.97           0.92          (1.70)         (3.88)          1.65
Less Distributions:
   Distributions from net realized capital gain                     --             --             --          (2.50)         (1.17)
Net asset value, end of year                                  $   6.76       $   5.79       $   4.87       $   6.57       $  12.95
Total Return:                                                    16.75%#        18.89%        (25.88)%       (36.37)%        13.60%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $  3,208       $  3,102       $  3,903       $  7,120       $ 11,315
Ratio of expenses to average net assets                           3.05%          3.15%          2.73%          2.54%          2.41%
Ratio of net investment loss to average net assets               (1.92)%        (1.08)%        (1.42)%        (1.39)%        (1.48)%
Portfolio turnover rate                                         270.63%        251.04%        120.78%        188.94%        110.04%

                                                                                     Year ended October 31,
CLASS D                                                         2004           2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $   5.79       $   4.87       $   6.57       $  12.95       $  12.47
Income from investment operations:
   Net investment loss                                           (0.12)         (0.06)         (0.09)         (0.11)         (0.20)
   Net realized and unrealized gain (loss) on investments         0.85           0.70          (1.72)         (3.84)          2.52
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.23           0.28           0.11           0.07          (0.67)
Total from investment operations                                  0.96           0.92          (1.70)         (3.88)          1.65
Less Distributions:
   Distributions from net realized capital gain                     --             --             --          (2.50)         (1.17)
Net asset value, end of year                                  $   6.75       $   5.79       $   4.87       $   6.57       $  12.95
Total Return:                                                    16.58%#        18.89%        (25.88)%       (36.36)%        13.60%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 13,635       $ 14,769       $ 17,397       $ 37,327       $ 93,184
Ratio of expenses to average net assets                           3.05%          3.15%          2.73%          2.54%          2.41%
Ratio of net investment loss to average net assets               (1.92)%        (1.08)%        (1.42)%        (1.39)%        (1.48)%
Portfolio turnover rate                                         270.63%        251.04%        120.78%        188.94%        110.04%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67

GLOBAL GROWTH FUND

                                                          Year ended       4/30/030
                                                          October 31,         to
CLASS R                                                      2004          10/31/03
Per Share Data:*
Net asset value, beginning of period                      $  6.21          $  5.35
Income from investment operations:
   Net investment loss                                      (0.10)           (0.03)
   Net realized and unrealized gain on investments           0.95             0.76
   Net realized and unrealized gain from foreign
     currency transactions**                                 0.23             0.13
Total from investment operations                             1.08             0.86
Net asset value, end of period                            $  7.29          $  6.21
Total Return:                                               17.39%#          16.07%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                  $     2          $     2
Ratio of expenses to average net assets                      2.55%            2.72%+
Ratio of net investment loss to average net assets          (1.42)%          (0.76)%+
Portfolio turnover rate                                    270.63%          251.04%++
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

GLOBAL SMALLER COMPANIES FUND

                                                                                     Year ended October 31,
CLASS A                                                           2004           2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $  11.78       $   8.97       $  11.13       $  17.38       $  15.74
Income from investment operations:
   Net investment loss                                           (0.09)         (0.08)         (0.12)         (0.12)         (0.15)
   Net realized and unrealized gain (loss) on investments         1.65           2.33          (2.30)         (4.57)          2.58
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.33           0.56           0.26          (0.11)         (0.79)
Total from investment operations                                  1.89           2.81          (2.16)         (4.80)          1.64
Less distributions:
   Distributions from net realized capital gain                     --             --             --          (1.45)            --
Total distributions                                                 --             --             --          (1.45)            --
Net asset value, end of year                                  $  13.67       $  11.78       $   8.97       $  11.13       $  17.38
Total Return:                                                    16.04%#        31.33%        (19.41)%       (29.81)%        10.42%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 87,189       $ 79,222       $ 72,522       $110,745       $215,455
Ratio of expenses to average net assets                           2.13%          2.24%          1.87%          1.81%          1.65%
Ratio of net investment loss to average net assets               (0.69)%        (0.79)%        (1.10)%        (0.95)%        (0.80)%
Portfolio turnover rate                                          94.65%        262.14%         99.70%         87.51%         85.08%

                                                                                     Year ended October 31,
CLASS B                                                         2004           2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $  10.75       $   8.25       $  10.31       $  16.33       $  14.90
Income from investment operations:
   Net investment loss                                           (0.17)         (0.14)         (0.19)         (0.21)         (0.28)
   Net realized and unrealized gain (loss) on investments         1.47           2.08          (2.13)         (4.25)          2.50
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.33           0.56           0.26          (0.11)         (0.79)
Total from investment operations                                  1.63           2.50          (2.06)         (4.57)          1.43
Less distributions:
   Distributions from net realized capital gain                     --             --             --          (1.45)            --
Net asset value, end of year                                  $  12.38       $  10.75       $   8.25       $  10.31       $  16.33
Total Return:                                                    15.16%#        30.30%        (19.98)%       (30.38)%         9.60%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 30,356       $ 45,136       $ 45,451       $ 74,677       $140,106
Ratio of expenses to average net assets                           2.88%          2.99%          2.62%          2.56%          2.40%
Ratio of net investment loss to average net assets               (1.44)%        (1.54)%        (1.85)%        (1.70)%        (1.55)%
Portfolio turnover rate                                          94.65%        262.14%         99.70%         87.51%         85.08%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

GLOBAL SMALLER COMPANIES FUND

                                                                                    Year ended October 31,
CLASS C                                                         2004           2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $  10.77       $   8.25       $  10.32       $  16.35       $  14.91
Income from investment operations:
   Net investment loss                                           (0.17)         (0.14)         (0.19)         (0.21)         (0.28)
   Net realized and unrealized gain (loss) on investments         1.47           2.10          (2.14)         (4.26)          2.51
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.33           0.56           0.26          (0.11)         (0.79)
Total from investment operations                                  1.63           2.52          (2.07)         (4.58)          1.44
Less Distributions:
   Distributions from net realized capital gain                     --             --             --          (1.45)            --
Net asset value, end of year                                  $  12.40       $  10.77       $   8.25       $  10.32       $  16.35
Total Return:                                                    15.14%#        30.55%        (20.06)%       (30.40)%         9.66%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $  3,035       $  1,928       $  1,694       $  1,625       $  2,355
Ratio of expenses to average net assets                           2.88%          2.99%          2.62%          2.56%          2.40%
Ratio of net investment loss to average net assets               (1.44)%        (1.54)%        (1.85)%        (1.70)%        (1.55)%
Portfolio turnover rate                                          94.65%        262.14%         99.70%         87.51%         85.08%

                                                                                    Year ended October 31,
CLASS D                                                         2004           2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $  10.77       $   8.25       $  10.32       $  16.35       $  14.91
Income from investment operations:
   Net investment loss                                           (0.17)         (0.14)         (0.19)         (0.21)         (0.28)
   Net realized and unrealized gain (loss) on investments         1.47           2.10          (2.14)         (4.26)          2.51
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.33           0.56           0.26          (0.11)         (0.79)
Total from investment operations                                  1.63           2.52          (2.07)         (4.58)          1.44
Less Distributions:
   Distributions from net realized capital gain                     --             --             --          (1.45)            --
Net asset value, end of year                                  $  12.40       $  10.77       $   8.25       $  10.32       $  16.35
Total Return:                                                    15.14%#        30.55%        (20.06)%       (30.40)%         9.66%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 45,140       $ 46,403       $ 42,425       $ 68,641       $136,806
Ratio of expenses to average net assets                           2.88%          2.99%          2.62%          2.56%          2.40%
Ratio of net investment loss to average net assets               (1.44)%        (1.54)%        (1.85)%        (1.70)%        (1.55)%
Portfolio turnover rate                                          94.65%        262.14%         99.70%         87.51%         85.08%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

GLOBAL SMALLER COMPANIES FUND

                                                          Year ended      4/30/03@
                                                          October 31,        to
CLASS R                                                      2004         10/31/03
Per Share Data:*
Net asset value, beginning of period                        $ 11.78       $  8.94
Income from investment operations:
   Net investment loss                                        (0.12)        (0.03)
   Net realized and unrealized gain on investments             1.65          2.58
   Net realized and unrealized gain on foreign
     currency transactions**                                   0.33          0.29
Total from investment operations                               1.86          2.84
Net asset value, end of period                              $ 13.64       $ 11.78
Total Return:                                                 15.79%#       31.77%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                    $     2       $     2
Ratio of expenses to average net assets                        2.38%         2.45%+
Ratio of net investment loss to average net assets            (0.94)%       (0.52)%+
Portfolio turnover rate                                       94.65%       262.14%++
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

GLOBAL TECHNOLOGY FUND

                                                                                     Year ended October 31,
CLASS A                                                          2004          2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $  11.81       $   8.38       $  11.29       $  25.60       $  23.36
Income from investment operations:
   Net investment loss                                           (0.18)         (0.14)         (0.17)         (0.20)         (0.37)
   Net realized and unrealized gain (loss) on investments        (0.25)          3.25          (2.89)         (9.37)          5.79
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.13           0.32           0.15           0.05          (0.73)
Total from investment operations                                 (0.30)          3.43          (2.91)         (9.52)          4.69
Less distributions:
   Distributions from net realized capital gain                     --             --             --          (4.79)         (2.45)
Net asset value, end of year                                  $  11.51       $  11.81       $   8.38       $  11.29       $  25.60
Total Return:                                                    (2.54)%#       40.93%        (25.78)%       (44.62)%        20.20%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $270,154       $324,387       $276,832       $469,075       $1,033,318
Ratio of expenses to average net assets                           1.83%          1.89%          1.81%          1.67%          1.56%
Ratio of net investment loss to average net assets               (1.57)%        (1.44)%        (1.56)%        (1.29)%        (1.18)%
Portfolio turnover rate                                         133.51%        190.14%        151.83%        130.19%        144.27%

                                                                                       Year ended October 31,
CLASS B                                                          2004          2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $  10.67       $   7.64       $  10.37       $  24.08       $  22.26
Income from investment operations:
   Net investment loss                                           (0.25)         (0.19)         (0.24)         (0.29)         (0.57)
   Net realized and unrealized gain (loss) on investments        (0.22)          2.90          (2.64)         (8.68)          5.57
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.13           0.32           0.15           0.05          (0.73)
Total from investment operations                                 (0.34)          3.03          (2.73)         (8.92)          4.27
Less distributions:
   Distributions from net realized capital gain                     --             --             --          (4.79)         (2.45)
Net asset value, end of year                                  $  10.33       $  10.67       $   7.64       $  10.37       $  24.08
Total Return:                                                    (3.19)%#       39.66%        (26.33)%       (45.03)%        19.23%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 57,700       $ 81,002       $ 69,338       $125,085       $261,717
Ratio of expenses to average net assets                           2.58%          2.65%          2.56%          2.42%          2.31%
Ratio of net investment loss to average net assets               (2.32)%        (2.20)%        (2.31)%        (2.04)%        (1.93)%
Portfolio turnover rate                                         133.51%        190.14%        151.83%        130.19%        144.27%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

GLOBAL TECHNOLOGY FUND

                                                                                      Year ended October 31,
CLASS C                                                         2004            2003          2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $  10.67       $   7.64       $  10.37       $  24.06       $  22.23
Income from investment operations:
   Net investment loss                                           (0.25)         (0.19)         (0.24)         (0.29)         (0.57)
   Net realized and unrealized gain (loss) on investments        (0.22)          2.90          (2.64)         (8.66)          5.58
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.13           0.32           0.15           0.05          (0.73)
Total from investment operations                                 (0.34)          3.03          (2.73)         (8.90)          4.28
Less Distributions:
   Distributions from net realized capital gain                     --             --             --          (4.79)         (2.45)
Net asset value, end of year                                  $  10.33       $  10.67       $   7.64       $  10.37       $  24.06
Total Return:                                                    (3.19)%#       39.66%        (26.33)%       (44.97)%        19.30%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 22,401       $ 30,199       $ 25,978       $ 45,697       $ 99,452
Ratio of expenses to average net assets                           2.58%          2.65%          2.56%          2.42%          2.31%
Ratio of net investment loss to average net assets               (2.32)%        (2.20)%        (2.31)%        (2.04)%        (1.93)%
Portfolio turnover rate                                         133.51%        190.14%        151.83%        130.19%        144.27%

                                                                                     Year ended October 31,
CLASS D                                                         2004           2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $  10.65       $   7.62       $  10.35       $  24.05       $  22.23
Income from investment operations:
   Net investment loss                                           (0.25)         (0.19)         (0.24)         (0.29)         (0.57)
   Net realized and unrealized gain (loss) on investments        (0.22)          2.90          (2.64)         (8.67)          5.57
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.13           0.32           0.15           0.05          (0.73)
Total from investment operations                                 (0.34)          3.03          (2.73)         (8.91)          4.27
Less Distributions:
   Distributions from net realized capital gain                     --             --             --          (4.79)         (2.45)
Net asset value, end of year                                  $  10.31       $  10.65       $   7.62       $  10.35       $  24.05
Total Return:                                                    (3.19)%#       39.76%        (26.38)%       (45.05)%        19.25%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 83,800       $106,981       $ 93,637       $173,286       $384,810
Ratio of expenses to average net assets                           2.58%          2.65%          2.56%          2.42%          2.31%
Ratio of net investment loss to average net assets               (2.32)%        (2.20)%        (2.31)%        (2.04)%        (1.93)%
Portfolio turnover rate                                         133.51%        190.14%        151.83%        130.19%        144.27%
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--------------------------------------------------------------------------------

See footnotes on page 67.

GLOBAL TECHNOLOGY FUND

                                                                Year ended    4/30/030
                                                                October 31,      to
CLASS R                                                            2004       10/31/03
Per Share Data:*
Net asset value, beginning of period                             $ 11.80       $  9.03
Income from investment operations:
   Net investment loss                                             (0.21)        (0.09)
   Net realized and unrealized gain (loss) on investments          (0.23)         2.66
   Net realized and unrealized gain on foreign
     currency transactions**                                        0.13          0.20
Total from investment operations                                   (0.31)         2.77
Net asset value, end of period                                   $ 11.49       $ 11.80
Total Return:                                                      (2.63)%#      30.68%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                         $   197       $     2
Ratio of expenses to average net assets                             2.08%         2.14%+
Ratio of net investment loss to average net assets                 (1.82)%       (1.66)%+
Portfolio turnover rate                                           133.51%       190.14%++
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

INTERNATIONAL GROWTH FUND

                                                                                     Year ended October 31,
CLASS A                                                           2004         2003           2002         2001           2000
Per Share Data:*
Net asset value, beginning of year                              $   9.90     $   8.25       $   9.91     $  14.59       $  21.47
Income from investment operations:
   Net investment loss                                             (0.15)       (0.07)         (0.08)        0.01          (0.19)
   Net realized and unrealized gain (loss) on investments           1.67         0.99          (2.09)       (4.82)         (2.90)
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                        0.59         0.73           0.51         0.13          (2.06)
Total from investment operations                                    2.11         1.65          (1.66)       (4.68)         (5.15)
Less distributions:
   Distributions from net realized capital gain                       --           --             --           --          (1.73)
Net asset value, end of year                                    $  12.01     $   9.90       $   8.25     $   9.91       $  14.59
Total Return:                                                      21.31%       20.00%        (16.75)%     (32.08)%       (26.45)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                          $ 30,553     $ 22,896       $ 20,497     $ 21,588       $ 40,971
Ratio of expenses to average net assets                             2.80%        3.17%          2.64%        2.37%          1.96%
Ratio of net investment income (loss) to average net assets        (1.39)%      (0.80)%        (0.82)%       0.08%         (1.06)%
Portfolio turnover rate                                           241.12%      303.81%        216.01%      276.76%        257.74%

                                                                                     Year ended October 31,
CLASS B                                                           2004         2003           2002         2001          2000
Per Share Data:*
Net asset value, beginning of year                              $   9.08     $   7.63       $   9.24     $  13.66       $  20.33
Income from investment operations:
   Net investment loss                                             (0.22)       (0.12)         (0.14)       (0.08)         (0.31)
   Net realized and unrealized gain (loss) on investments           1.48         0.84          (1.98)       (4.47)         (2.57)
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                        0.59         0.73           0.51         0.13          (2.06)
Total from investment operations                                    1.85         1.45          (1.61)       (4.42)         (4.94)
Less distributions:
   Distributions from net realized capital gain                       --           --             --           --          (1.73)
Net asset value, end of year                                    $  10.93     $   9.08       $   7.63     $   9.24       $  13.66
Total Return:                                                      20.37%       19.00%        (17.42)%     (32.36)%       (26.94)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                          $  6,537     $  4,828       $  4,332     $  5,943       $ 11,045
Ratio of expenses to average net assets                             3.55%        3.93%          3.40%        3.13%          2.72%
Ratio of net investment loss to average net assets                 (2.14)%      (1.56)%        (1.58)%      (0.68)%        (1.82)%
Portfolio turnover rate                                           241.12%      303.81%        216.01%      276.76%        257.74%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

INTERNATIONAL GROWTH FUND

                                                                                    Year ended October 31,
CLASS C                                                         2004           2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $   9.09       $   7.64       $   9.24       $  13.65       $  20.31
Income from investment operations:
   Net investment loss                                           (0.22)         (0.12)         (0.14)         (0.08)         (0.31)
   Net realized and unrealized gain (loss) on investments         1.49           0.84          (1.97)         (4.46)         (2.56)
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.59           0.73           0.51           0.13          (2.06)
Total from investment operations                                  1.86           1.45          (1.60)         (4.41)         (4.93)
Less Distributions:
   Distributions from net realized capital gain                     --             --             --             --          (1.73)
Net asset value, end of year                                  $  10.95       $   9.09       $   7.64       $   9.24       $  13.65
Total Return:                                                    20.46%         18.98%        (17.32)%       (32.32)%       (26.92)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $  2,574       $  1,569       $  1,584       $  2,225       $  4,745
Ratio of expenses to average net assets                           3.55%          3.93%          3.40%          3.13%          2.72%
Ratio of net investment loss to average net assets               (2.14)%        (1.56)%        (1.58)%        (0.68)%        (1.82)%
Portfolio turnover rate                                         241.12%        303.81%        216.01%        276.76%        257.74%
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--------------------------------------------------------------------------------

See footnotes on page 67.

INTERNATIONAL GROWTH FUND

                                                                                     Year ended October 31,
CLASS D                                                         2004           2003           2002           2001           2000
Per Share Data:*
Net asset value, beginning of year                            $   9.10       $   7.64       $   9.24       $  13.65       $  20.31
Income from investment operations:
   Net investment loss                                           (0.22)         (0.12)         (0.14)         (0.08)         (0.31)
   Net realized and unrealized gain (loss) on investments         1.49           0.85          (1.97)         (4.46)         (2.56)
   Net realized and unrealized gain (loss) from foreign
     currency transactions**                                      0.59           0.73           0.51           0.13          (2.06)
Total from investment operations                                  1.86           1.46          (1.60)         (4.41)         (4.93)
Less Distributions:
   Distributions from net realized capital gain                     --             --             --             --          (1.73)
Net asset value, end of year                                  $  10.96       $   9.10       $   7.64       $   9.24       $  13.65
Total Return:                                                    20.44%         19.11%        (17.32)%       (32.32)%       (26.92)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)                        $ 11,138       $  8,619       $  7,036       $  9,203       $ 19,671
Ratio of expenses to average net assets                           3.55%          3.93%          3.40%          3.13%          2.72%
Ratio of net investment loss to average net assets               (2.14)%        (1.56)%        (1.58)%        (0.68)%        (1.82)%
Portfolio turnover rate                                         241.12%        303.81%        216.01%        276.76%        257.74%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 67.

INTERNATIONAL GROWTH FUND

                                                           Year ended    4/30/03@
                                                           October 31,      to
CLASS R                                                       2004       10/31/03
Per Share Data:*
Net asset value, beginning of period                         $  9.90       $  8.20
Income from investment operations:
   Net investment loss                                         (0.18)        (0.07)
   Net realized and unrealized gain on investments              1.69          1.48
   Net realized and unrealized gain on foreign
     currency transactions**                                    0.59          0.29
Total from investment operations                                2.10          1.70
Net asset value, end of period                               $ 12.00       $  9.90
Total Return:                                                  21.21%        20.73%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                     $     2       $     2
Ratio of expenses to average net assets                         3.05%         3.42%+
Ratio of net investment loss to average net assets             (1.64)%       (1.46)%+
Portfolio turnover rate                                       241.12%       303.81%++
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 *    Per share amounts are calculated based on average shares outstanding.

** The Fund separates the portion of its investment operations that resulted from changes in foreign exchange rates from the portion that resulted from changes in the market price of securities held and/or sold by the Fund.

 @    Commencement of offering of shares.

 +    Annualized.

++    For the year ended October 31, 2003.

 # Excluding the effect of the payments received from the Manager, total returns would have been as follows: for Global Growth Fund Class A, B, C, D, and R 17.56%, 16.63%, 16.60%, 16.43%, and 17.24%, respectively; for
      Global Smaller Companies Fund Class A, B, C, D, and R 15.84%, 14.95%, 14.93%, 14.92%, and 15.58%, respectively; and for Global Technology Fund Class A, B, C, D, and R, (2.87)%, (3.52)%, (3.52)%, (3.52)%, and (2.96)%,
      respectively.

How to Contact Us

The Fund                                  Write:   Corporate Communications/
                                                   Investor Relations Department
                                                   J. & W. Seligman & Co. Incorporated
                                                   100 Park Avenue, New York, NY 10017

                                          Phone:   Toll-Free (800) 221-7844 in the US or
                                                   (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account     Write:   Shareholder Services Department
                                                   Seligman Data Corp.
                                                   100 Park Avenue, New York, NY 10017

                                          Phone:   Toll-Free (800) 221-2450 in the US or
                                                   (212) 682-7600 outside the US

Your Retirement Account                   Write:   Retirement Plan Services
                                                   Seligman Data Corp.
                                                   100 Park Avenue, New York, NY 10017

                                          Phone:   Toll-Free (800) 445-1777

24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

                                     [LOGO]

For More Information

The information below is available without charge upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Funds' investments. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-6485

                                                                      Prospectus
                                                                   March 1, 2005
                                                                  Class I Shares

Seligman
Global Fund Series, Inc.

Investing Around the World for Capital Appreciation

o     Emerging Markets Fund
o     Global Growth Fund
o     Global Smaller Companies Fund
o     International Growth Fund

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

EQSGFS1 3/2005 CI

managed by

[logo]

Table of Contents

This prospectus contains information about four of the separate funds within Seligman Global Fund Series, Inc. (the "Series").

The Funds

A discussion of the investment strategies, risks, performance and expenses of the Funds.

     Seligman Emerging Markets Fund                                            1

     Seligman Global Growth Fund                                               6

     Seligman Global Smaller Companies Fund                                   10

     Seligman International Growth Fund                                       14

     Management of the Funds                                                  18

     Subadviser                                                               18

Shareholder Information

     Pricing of Fund Shares                                                   27

     How to Buy Fund Shares                                                   28

     How to Exchange Shares Among the Seligman Mutual Funds                   28

     How to Sell Shares                                                       28

     Important Policies That May Affect Your Account                          28

     Frequent Trading of Fund Shares                                          28

     Dividends and Capital Gain Distributions                                 30

     Taxes                                                                    30

     The Seligman Mutual Funds                                                31

Financial Highlights                                                          33

How to Contact Us                                              inside back cover

For More Information                                                  back cover

The Funds

Seligman Emerging Markets Fund

Investment Objective

The Emerging Markets Fund's investment objective is long-term capital appreciation.

      Emerging Market:

      A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development. Low-income and middle-income economies are currently defined as those with 2003 per capita Gross National Income ("GNI") of US $9,385 or less.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

The Fund will focus its investments in those emerging markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid, or other emerging markets that meet the portfolio manager's criteria for investability. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments and developing capital markets.

The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the investment manager concentrates first on analysis of individual companies then on analysis of individual sectors, countries and regions.

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

      o     Operate in growing markets

      o Attractive valuations relative to cash earnings forecasts or other valuation criteria

      o Unique sustainable competitive advantages (e.g., market share, proprietary products)

      o     Improving industry or country fundamentals

Following stock selection, the manager then focuses on portfolio construction that considers top-down risk control based on such factors as:

      o Relative economic growth potential of the various economies and securities markets

      o Political, financial, and social conditions influencing investment opportunities

      o     Relative rates of earnings growth

      o     Interest rate outlook and expected levels of inflation

      o     Market prices relative to historic averages

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or there are deteriorating industry or country fundamentals. The Fund may also sell or trim a stock if the investment manager believes, from a risk control perspective, the stock's position size is inappropriate for the portfolio. Also stocks may be sold when negative country, currency, or general industry factors affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchange-able for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee the Fund will achieve its objective.

Principal Risks

The Fund's net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial per-centage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advi-sory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Seligman Emerging Markets Fund

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing the performance of Class I shares and how that performance compares totwo widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Seligman reimbursed certain expenses of Class I shares for the period from November 1, 2001 until October 31, 2002. Absent such reimbursement, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

Class I Annual Total Return - Calendar Year

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

          -5.63%                  59.82%                  24.31%
--------------------------------------------------------------------------------
           2002                    2003                    2004

          Best calendar quarter return: 27.94% - quarter ended 6/30/03 Worst calendar quarter return: -16.09% - quarter ended 9/30/02.

Average Annual Total Returns - Periods Ended 12/31/04

                                                                    Since
                                                      One         Inception
                                                     Year         11/30/01

Class I                                              24.31%         25.08%
MSCI EM Index                                        25.95           7.45
Lipper Emerging Markets Funds Average                24.11          24.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Morgan Stanley Capital International Emerging Markets Index ("MSCIEMIndex") and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and taxes and the MSCIEMIndex excludes the effect of fees, taxes and sales charges. The MSCI EM Index measures the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin which are available to foreign investors. The Lipper Emerging Markets Funds Average measures the performance of mutual funds which invest at least 65% of total assets in equity securities of companies in emerging markets. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP ("Wellington Management") has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees
Maximum Sales Charge (Load) on Purchases                                  none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions                none

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                                           1.25%
Distribution and/or Service (12b-1) Fees                                  none
Other Expenses                                                            0.62%
Total Annual Fund Operating Expenses                                      1.87%
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year         3 Years        5 Years        10 Years

Class I                     $190           $588          $1,011          $2,190
--------------------------------------------------------------------------------

      Management Fees:

      Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

      Other Expenses:

      Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Growth Fund

Investment Objective

The Global Growth Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in high-quality, large and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Fund will invest in several countries in different geographic regions. Additionally, the Fund may invest up to 15% in emerging market equities.

The Fund uses an investment style that is focused on identifying growth sectors and leading global growth companies within these sectors. Character-istics of a global leader include: a brand franchise with leading market share, a sustained competitive advantage, a forward-looking management team, and high relative earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity or accelerating earnings growth)

      o     Quality management

      o     Strong possibility of multiple expansion

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, or the stock's or industry's underlying fundamentals have deteriorated. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors or shifts in global trends may negatively affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the manager expects, the Fund's performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advi-sory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Seligman Global Growth Fund

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing the performance of Class I shares and how that performance compares to four widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the return of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Seligman reimbursed certain expenses of Class I shares from November 1, 2001 until October 31, 2002. In addition, Seligman made certain payments to the Fund in 2004. Absent such reimbursements and payments, the returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

Class I Annual Total Return - Calendar Year

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

         -30.56%                  30.69%                  18.32%
--------------------------------------------------------------------------------
           2002                    2003                    2004

         Best calendar quarter return: 15.92% - quarter ended 12/31/03. Worst calendar quarter return: -19.63% - quarter ended 9/30/02.

Average Annual Total Returns - Periods Ended 12/31/04

                                                                      Since
                                                      One            Inception
                                                      Year            11/30/01

Class I                                               16.37%           25.64%
MSCI World Index                                      15.25             7.45
MSCI World Growth Index                               11.21             4.77
Lipper Global Large-Cap Growth Average                12.73             3.97
Lipper Global Funds Average                           13.84             7.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Morgan Stanley Capital International World Index ("MSCIWorldIndex"), the Morgan Stanley Capital International World Growth Index ("MSCIWorld Growth Index"), the Lipper Global Funds Average and the Lipper Global Large-Cap Growth Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of taxes and sales charges and the MSCIWorldIndex and the MSCIWorld Growth Index exclude the effect of fees, taxes and sales charges. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. The MSCI World Growth Index measures the performance of 23 countries and represents "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Large-Cap Growth Average measures the performance of funds that invest at least 75% of their equity assets in companies both inside and outside the U.S. with market capitalizations (on a three year weighted basis) greater than the 500th-largest Company in the S&P/Citigroup World Broad Market Index. Lipper currently classifies the Fund as a Global Large-Cap Growth Fund. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees
Maximum Sales Charge (Load) on Purchases                                   none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions                 none

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                                            0.99%
Distribution and/or Service (12b-1) Fees                                   none
Other Expenses                                                             0.56%
Total Annual Fund Operating Expenses                                       1.55%

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year        3 Years       5 Years     10 Years

Class I                         $158          $490          $845        $1,845
--------------------------------------------------------------------------------

      Management Fees:

      Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

      Other Expenses:

      Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Smaller Companies Fund

Investment Objective

The Global Smaller Companies Fund's investment objective is long-term capital appreciation.

      Smaller Companies:

      Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $2 billion or less.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. Relative to its benchmark, the Fund is generally neutrally weighted across the major geographic regions.

The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

      o Extended growth opportunities or special situations where there is a potential for improvement in overall operations

      o     A well articulated and believable business model

      o     Quality management

      o     Sustainable competitive advantage

      o     Strong financial characteristics

The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company's outlook, to manage risk in the Fund, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions, inconsistent with its principal strategies, in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

The Board of Directors may change the definition of "smaller companies" if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advi-sory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Seligman Global Smaller Companies Fund

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing the performance of Class I shares and how that performance compares tothree widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance is provided on a calendar year basis. It is designed to assist you in comparing the return of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Seligman reimbursed certain expenses of Class I shares from November 1, 2001 until October 31, 2002. In addition, Seligman made certain payments to the Fund in 2004. Absent such reimbursements and payments, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

Class Annual Total Return - Calendar Year

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

         -24.81%                  40.53%                  22.46%
--------------------------------------------------------------------------------
           2002                    2003                    2004

          Best calendar quarter return: 18.51% - quarter ended 6/30/03. Worst calendar quarter return: -19.73% - quarter ended 9/30/02.

Average Annual Total Returns - Periods Ended 12/31/04

                                                                         Since
                                                             One       Inception
                                                            Year       11/30/01

Class I                                                     22.46%        9.75%
Citigroup Broad Market Less Than US $2 Billion Index        25.07        19.89
Lipper Global Small-Cap Funds Average                       19.65        12.92
Lipper Global Small/Mid-Cap Core Funds Average              18.96        13.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Citigroup Broad Market Less Than US $2 Billion Index, the Lipper Global Small-Cap Funds Average and the Lipper Global Small/Mid-Cap Core Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages excludes the effect of sales charges and taxes and the Citigroup Broad Market Less Than US $2 Billion Index excludes the effect of fees, sales charges and taxes. The Citigroup Broad Market Less Than US $2 Billion Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Global Small/Mid-Cap Core Funds Average measures the performance of mutual funds that invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 500th-largest company in the S&P/Citigroup World Broad Market Index. The Lipper Global Small-Cap Funds Average measures the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase. Lipper currently classifies the Fund as a Global Small/Mid-Cap Core Fund. Investors cannot invest directly in an average or Index.

Prior to January 1, 2003, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management has been employed by Seligman as subadviser to provide portfolio management services for the Fund. In June 2004, Wellington Management delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International Ltd.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual Fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees
Maximum Sales Charge (Load) on Purchases                                  none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions                none

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                                           0.96%
Distribution and/or Service (12b-1) Fees                                  none
Other Expenses                                                            0.49%
Total Annual Fund Operating Expenses                                      1.45%
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year        3 Years      5 Years       10 Years

Class I                         $148          $459         $792          $1,735
--------------------------------------------------------------------------------

      Management Fees:

      Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

      Other Expenses:

      Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman International Growth Fund

Investment Objective

The International Growth Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in high-quality, large and mid-capitalization growth companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Strong possibility of multiple expansion

      o     Potential for improvement in overall operations
            (hidden/unappreciated value)

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advi-sory fees), but also similar expenses of the ETFs.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Seligman International Growth Fund

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing the performance of Class I shares and how that performance compares to three widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance is provided on a calendar year basis. It is designed to assist you in comparing the return of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Seligman reimbursed certain expenses of Class I shares from November 1, 2001 until October 31, 2002. Absent such reimbursement returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

Class I Annual Total Return - Calendar Year

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

         -19.53%                  31.43%                  24.75%
--------------------------------------------------------------------------------
           2002                    2003                    2004

          Best calendar quarter return: 16.07% - quarter ended 6/30/03. Worst calendar quarter return: -19.49% - quarter ended 9/30/02.

Average Annual Total Returns - Periods Ended 12/31/04

                                                                        Since
                                                            One       Inception
                                                           Year       11/30/01

Class I                                                    24.75%        9.77%
MSCI EAFE Index                                            20.70        12.16
Lipper International Funds Average                         18.04        10.49
Lipper International Multi-Cap Growth Funds Average        16.64         9.49

--------------------------------------------------------------------------------

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index"), the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes and the MSCI EAFE Index excludes the effect of fees, sales charges and taxes. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Multi-Cap Growth Funds Average measures the performance of mutual funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the U.S. Lipper currently classifies the Fund as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees
Maximum Sales Charge (Load) on Purchases                                none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions              none

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                                         1.00%
Distribution and/or Service (12b-1) Fees                                none
Other Expenses                                                          0.59%
Total Annual Fund Operating Expenses                                    1.59%
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year       3 Years        5 Years        10 Years

Class I                      $162         $502           $866           $1,889
--------------------------------------------------------------------------------

      Management Fees:

      Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

      Other Expenses:

      Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

Management of the Funds

The Board of Directors provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman is responsible for each Fund's investments and administers each Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $12.0 billion in assets as of January 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2005, of approximately $8.6 billion.

      Affiliates of Seligman:

      Seligman Advisors, Inc.:

      The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

      Seligman Services, Inc.:

      A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

      Seligman Data Corp. ("SDC"):

      The Fund's shareholder service agent; provides shareholder account services to the Funds at cost.

Each Fund pays Seligman a management fee for its services equal to a percentage of the Fund's average daily net assets. The management fee rate declines as each Fund's net assets increase. The management fee rates are:

      o     Emerging Markets Fund

            1.25% on first $1 billion of net assets
            1.15% on next $1 billion of net assets
            1.05% on net assets in excess of $2 billion

      o     Global Growth Fund, and International Growth Fund

            1.00% on first $50 million of net assets
            0.95% on next $1 billion of net assets
            0.90% on net assets in excess of $1,050,000

      o     Global Smaller Companies Fund

            1.00% on first $100 million of net assets
            0.90% on net assets in excess of $100 million

Subadviser

Wellington Management Company, LLP ("Wellington Management") located at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Emerging Markets Fund, Global Growth Fund, International Growth Fund, and Global Smaller Companies Fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2005, Wellington Management had approximately $466 billion in assets under management. An affiliate of Wellington Management, Wellington Management International Ltd. ("WMI"), located at Stratton House, Stratton Street, London, W1J 8LA, United Kingdom, provides portfolio management services for a portion of the Global Smaller Companies Fund. WMI primarily provides business development, client liaison, investment monitoring and account administrative services for Wellington Management in the European, Middle Eastern and African Regions. WMI also has portfolio management responsibilities for certain international small company equity clients.

Seligman pays Wellington Management a fee for the services it provides. This fee does not increase the fee payable by any Fund.

Portfolio Management

Emerging Markets Fund

The Emerging Markets Fund is managed by Vera M. Trojan. Ms. Trojan is Vice President of Wellington Management and CFA. She joined Wellington Management in 1989 and has over 20 years of investment experience.

Global Growth Fund and International Growth Fund

The Global Growth Fund and International Growth Fund are managed by Andrew S. Offit. Mr. Offit is a Senior Vice President of Wellington Management. He joined Wellington Management in 1997 and has over 15 years of investment experience.

Global Smaller Companies Fund

The Global Smaller Companies Fund is managed by a team of investment professionals employed by Wellington Management and its affiliate Wellington Management International Ltd. This team also manages the Seligman Global Smaller Companies Portfolio, a series of Seligman Portfolios, Inc. Mr. Edward L. Makin manages the non-North American portion of the Fund. Mr. Makin joined Wellington Management in 1994 and has over 17 years of investment experience. Mr. Makin is a Director of Wellington Management International Ltd. and has been a portfolio manager for Wellington Management International Ltd. since June 2004. Mr. Jamie
A. Rome manages the North American portion of the Fund. Mr. Rome is a Vice President of Wellington Management and a Certified Financial Analyst. He began his career at Wellington Management in 1994 and has over 17 years of investment experience.

Wellington Management Performance Information

Set forth below is certain performance information for the Wellington Management's composites in respect of accounts which were managed by Wellington Management with substantially similar objectives, policies, strategies and risks to those of the Funds for which Wellington Management acts as a subadviser. The annual return data are presented for each calendar year since the inception of the applicable Wellington Composite, except that the Emerging Markets data are presented since the inception of the Seligman Emerging Markets Fund (which is shorter than the life of the corresponding Wellington Composite). Average annual total returns are presented for the one-, three and five-year periods and since inception of the applicable Wellington Composite, except that the Emerging Markets performance data is provided for the one-, three- and five-year periods and since May 31, 1996 (which is the month-end following the inception date of the Seligman Emerging Market Fund), in each case through December 31, 2004. Wellington Management's composite information below represents the actual performance, adjusted as described below, of composites which consist of all fully discretionary, fee paying accounts (including mutual funds) eligible for inclusion in the applicable composite (set forth in the notes below the tables). Wellington Management's composite performance information below is presented (i) reflecting deduction ("net") of estimated total annual fund operating expenses in respect of each Fund (as explained in the note below the tables) and (ii) before ("gross" of) management fees, custody charges, withholding taxes and other indirect expenses. Also set forth below is the investment results (before taxes) of each Fund in recent years, as well as the results of certain indices used by the Fund or Wellington Management to measure their performance. Performance information of less than one-year is not anualized. The past performance of Wellington Management's composites, the Funds or the indices should not be considered an indication of how any Fund will perform in the future and shareholders should not assume that they will experience returns in the future comparable to those shown below.

Although this prospectus offers Class I shares, the performance presented for each Fund below is that of the Class A shares of each Fund, which provides shareholders and potential investors with performance information over longer periods.

Seligman Emerging Markets Fund and Related Composite Performance Information:

Annual Total Returns For the Periods ended December 31:

                                                                                                                             1996
                                                                                                                          (beginning
                                                  2004     2003    2002      2001      2000      1999      1998     1997    May 31)
Seligman Emerging Markets Fund-Class A*
  (before taxes)                                 17.09%  50.32%   (10.91)%  (6.07)%   (47.24)%  53.14%   (30.93)%   1.34%    (5.47)%
Emerging Markets Total Composite (net)**(1)      18.32   49.64    (11.38)   (3.28)    (36.13)   71.77    (33.05)   (19.30)   (9.59)
Emerging Markets Total Composite (gross)**(1)    27.82   62.68    (4.15)     4.22     (31.08)   84.71    (27.78)   (13.24)   (3.75)
MSCI EM Index(1)                                 25.95   56.28    (6.00)    (2.37)    (30.61)   66.41    (25.34)   (11.59)   (3.59)
Lipper Emerging Markets Funds Average(1)         24.11   55.24    (5.10)    (2.94)    (30.59)   72.94    (26.50)   (0.01)    (0.07)
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Average Annual Total Returns For the Periods Ended December 31, 2004:

                                                                                                                          Since
                                                                     One Year        Three Years       Five Years      May 31, 1996
Seligman Emerging Markets Fund-Class A*
  (before taxes)                                                        17.09%          19.96%           (1.18)%           1.74%
Emerging Markets Total Composite (net)**(1)                             18.32           18.09             2.18             1.59
Emerging Markets Total Composite (gross)**(1)                           27.82           25.85             7.44             5.58
MSCI EM Index(1)                                                        25.95           22.74             4.62             3.35
Lipper Emerging Markets Funds Average(1)                                24.11           22.56             4.76             4.13
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Seligman Global Growth Fund and Related Composite Performance Information:

Annual Total Returns For the Periods Ended December 31:

                                                                                                                           1998
                                                                                                                        (beginning
                                                        2004     2003       2002        2001        2000       1999    September 30)
Seligman Global Growth Fund-Class A* (before taxes)    11.98%    23.70%    (34.36)%   (25.28)%    (21.09)%     36.06%      14.02%
Global Growth Total Composite (net)**(2)               11.88     27.28     (24.33)    (21.30)     (12.43)      43.10       18.21
Global Growth Total Composite (gross)**(2)             20.00     36.87     (18.74)    (15.84)      (6.28)      52.37       24.21
MSCI World Index(2)                                    15.25     33.76     (19.54)    (16.52)     (12.92)      25.34       21.22
MSCI World Growth Index(2)                             11.21     28.52     (19.61)    (19.17)     (25.54)      33.01       24.19
Lipper Global Large-Cap Growth Average(2)              12.73     30.43     (23.82)    (21.82)     (16.55)      52.89       23.10
Lipper Global Funds Average(2)                         13.84     32.06     (19.53)    (17.36)     (10.15)      38.12       18.78
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Average Annual Total Returns For the Periods Ended December 31, 2004:

                                                                                                                 Since Inception
                                                                                                                  of Wellington
                                                                                                                    Composite
                                                               One Year       Three Years       Five Years     (September 30, 1998)
Seligman Global Growth Fund-Class A* (before taxes)              11.98%            0.09%          (8.21)%             11.36%
Global Growth Total Composite (net)**(2)                         11.88             4.18           (2.96)               7.86
Global Growth Total Composite (gross)**(2)                       20.00            10.10            1.03               11.65
MSCI World Index(2)                                              15.25             7.44           (2.05)               5.16
MSCI World Growth Index(2)                                       11.21             4.73           (7.10)               2.15
Lipper Global Large-Cap Growth Average(2)                        12.73             3.72           (6.45)               5.01
Lipper Global Funds Average(2)                                   13.84             6.68           (1.51)               6.46
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Seligman Global Smaller Companies Fund and Related Composite Performance
Information:

Annual Total Returns For the Periods Ended December 31:

                                                            2004      2003       2002       2001        2000        1999      1998
Seligman Global Smaller Companies Fund-Class A*
  (before taxes)                                           15.87%     32.98%    (28.79)%   (21.55)%    (20.26)%     18.21%     0.65%
Global Smaller Companies Total Composite (net)**(3)        16.34      45.79     (17.66)     (2.50)      (2.57)      38.92      7.54
Global Smaller Companies Total Composite (gross)**(3)      24.76      56.65     (11.76)      3.74        3.85       48.32     14.71
Citigroup Broad Market Less Than US$2 Billion Index(3)     25.07      52.85     (10.89)     (4.21)      (2.51)      22.82      3.45
Lipper Global Small/Mid-Cap Core Fund Average(3)           18.96      44.36     (18.09)    (10.49)      (4.94)      45.90      0.82
Lipper Global Small-Cap Funds Average(3)                   19.65      46.05     (18.86)    (15.49)      (7.78)      52.47      1.80
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Average Annual Total Returns For the Periods Ended December 31, 2004:

                                                                                                                  Since Inception
                                                                                                                   of Wellington
                                                                                                                     Composite
                                                                    One Year     Three Years      Five Years     (December 31, 1997)
Seligman Global Smaller Companies Fund-Class A* (before taxes)        15.87%          6.56%          (3.55)%             1.30%
Global Smaller Companies Total Composite (net)**(3)                   16.34          13.62            8.88              14.09
Global Smaller Companies Total Composite (gross)**(3)                 24.76          19.92           13.19              17.87
Citigroup Broad Market Less Than US$2 Billion Index(3)                25.07          22.40            9.72              10.30
Lipper Global Small/Mid-Cap Core Fund Average(3)                      18.96          12.36            3.72               8.07
Lipper Global Small-Cap Funds Average(3)                              19.65          12.01            1.92               7.62
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Seligman International Growth Fund and Related Composite Performance
Information:

Annual Total Returns For the Periods Ended December 31:

                                                                                                                             2000
                                                                                                                          (beginning
                                                                  2004           2003          2002            2001         July 31)
Seligman International Growth Fund-Class A* (before taxes)        17.49%        23.36%        (24.19)%       (31.50)%       (15.94)%
International Growth Total Composite (net)**(4)                   17.09         41.20         (21.83)        (23.64)        (21.66)
International Growth Total Composite (gross) **(4)                26.05         52.76         (15.42)        (18.00)        (17.08)
MSCI EAFE Index(4)                                                20.70         39.17         (15.66)        (21.21)        (6.52)
MSCI EAFE Growth Index(4)                                         16.48         32.49         (15.76)        (24.41)        (12.47)
Lipper International Multi-Cap Growth Funds Average(4)            16.64         36.16         (18.49)        (23.45)        (11.97)
Lipper International Funds Average(4)                             18.04         34.75         (16.67)        (21.71)        (7.84)
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Average Annual Total Returns For the Periods Ended December 31, 2004:

                                                                                                                     Since Inception
                                                                                                                      of Wellington
                                                                                                                        Composite
                                                                                 One Year          Three Years       (July 31, 2000)
Seligman International Growth Fund-Class A* (before taxes)                        17.49%                6.62%             (5.76)%
International Growth Total Composite (net)**(4)                                   17.09                10.71              (2.47)
International Growth Total Composite (gross)**(4)                                 26.05                17.66               2.33
MSCI EAFE Index(4)                                                                20.70                12.30               0.97
MSCI EAFE Growth Index(4)                                                         16.48                 9.13              (6.03)
Lipper International Multi-Cap Growth Funds Average(4)                            16.64                 9.08              (3.49)
Lipper International Funds Average(4)                                             18.04                10.24              (0.66)
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Source: Lipper Inc., a Reuters Company ("Lipper")

--------------------------------------------------------------------------------

 * Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan and also reflect the effect of sales charges of 4.75%. Returns for the Class I shares will generally be higher than those of the Class A shares as the Class I shares are not subject to any initial or contingent sales charges or distribution fees. Returns for Class A shares are shown before taxes. After-tax returns for the Series would be different, although actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** Composite performance returns include all fully discretionary, fee paying accounts under Wellington Management's management which are defined by the relevant profile described below. The performance information is limited and may not reflect performance in all economic cycles. The accounts in the composite were not necessarily subject to certain investment and other restrictions imposed on registered investment companies, including those under the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected performance. The aggregate returns of the accounts in any of Wellington's composites may not reflect the returns of any particular account of Wellington. The performance reflected in Wellington composites has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"), the US and Canadian version of the Global Investment Performance Standards ("GIPS"), which differs from the method used by the SEC. Performance results ("gross") are net of commissions and other direct expenses, but before (gross of) management fees, custody charges, withholding taxes and other indirect expenses. Performance results ("net") are the "gross" performance results, after the deduction of historical actual total annual fund operating expenses during the applicable periods. Total annual fund operating expenses include investment advisory fees, distribution and service ("12b-1") fees, custodial fees, and other expenses, without provision for any applicable federal or state income taxes, if any. Net performance results shown for each composite reflect the deduction of a sales charge of 4.75%.

(1) Accounts included in the Emerging Markets Total Composite seek to achieve returns above the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM Index"), which is one of the Emerging Market Fund's benchmarks, by investing in non-U.S. equity securities of emerging market countries, including countries outside the MSCI EM Index. The Emerging Markets Total Composite inception date was March 31, 1994. The inception date of the Seligman Emerging Markets Fund was May 28, 1996. The "Since Inception" data for the Fund is calculated from May 31, 1996 as the relevant composite data could not be calculated from May 28, 1996. The Fund's benchmarks, the MSCI EM Index and the Lipper Emerging Markets Funds Average are unman-aged indices that assume the reinvestment of all distributions. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and taxes and the MSCI EM Index excludes the effect of fees, sales charges and taxes. The MSCI EM Index measures the performance of stocks in 26 emerging market countries in Europe, Latin America and the Pacific Basin which are available to foreign investors. The Lipper Emerging Markets Funds Average measures the performance of mutual funds which invest at least 65% of total assets in equity securities of companies in emerging markets. Investors cannot invest directly in an average or index.

(2) Accounts included in the Global Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International World Growth Index ("MSCI World Growth Index"), which is one of the Global Growth Fund's benchmarks, through investment in equity securities around the world. The Global Growth Total Composite inception date was September 30, 1998. The Fund's benchmarks, the Morgan Stanley Capital International World Index ("MSCI World Index"), the MSCI World Growth Index, the Lipper Global Large-Cap Growth Average and the Lipper Global Funds Average are unmanaged indices that assume reinvestment of all distributions. The Lipper Averages excludes the effect of sales charges and taxes and the MSCI World Index and the MSCI World Growth Index exclude the effect of fees, sales charges and taxes. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific region. The MSCI World Growth Index is a market-capitalization-weighted equity index comprised of 23 countries and representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Large-Cap Growth Average measures the performance of funds that invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. Investors cannot invest directly in an average or index.

(3) Accounts included in the Global Smaller Companies Total Composite seek to achieve long-term returns in excess of the Citigroup Broad Market Less Than US$2 Billion Index, which is a benchmark of Global Smaller Companies Fund. This is achieved through active fundamental research of small companies, where Wellington Management seeks to invest in both extended growth opportunities and special situations in the global equity market. The Global Smaller Companies Total Composite inception date was December 31, 1997. The Global Smaller Companies benchmarks, the Citigroup Broad Market Less Than US$2 Billion Index, the Lipper Global Small/Mid-Cap Core Funds Average and the Lipper Global Small-Cap Funds Average, are unmanaged indices that assume reinvestment of all distributions. The Lipper Averages excludes the effect of sales charges and taxes and the Citigroup Broad Market Less Than US$2 Billion Index excludes the effect of fees, sales charges and taxes. The Citigroup Broad Market Less Than US$2 Billion Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Global Small/Mid-Cap Core Funds Average measures the performance of funds that invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 500th-largest company in the S&P/Citigroup World Broad Market Index. The Lipper Global Small-Cap Funds Average measures the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase. Investors cannot invest directly in an average or index.

(4) Accounts included in the International Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index ("MSCI EAFE Growth Index"), which is not a benchmark of the International Growth Fund, through investment in equity securities around the world. The International Growth Total Composite inception date was July 31, 2000. The International Growth Fund's benchmarks, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index"), the Lipper International Funds Average and the Lipper International Multi-Cap Growth Funds Average, as well as the MSCI EAFE Growth Index, are unmanaged indices that assume reinvestment of all distributions. The Lipper Averages excludes the effect of sales charges and taxes and the MSCI EAFE Index and the MSCI EAFE Growth Index exclude the effect of fees, sales charges and taxes. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the US. Lipper International Multi-Cap Growth Funds Average measures the performance of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. The MSCI EAFE Growth Index measures the performance of stocks in developed markets in Europe, Australasia and the Far East that have demonstrable earnings and sales growth characteristics. Investors cannot invest directly in an average or index.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6.   Has Seligman conducted an internal review relating to market timing?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.   Does Seligman disclose its internal market timing control procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A. The SEC, NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the

      Manager has responded to an information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, the practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A.    One employee has left Seligman.

Shareholder Information

The Funds offer six Classes of shares. Only Class I shares are offered by this Prospectus. The Funds' Board of Directors believes that no conflict of interest currently exists among each Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series' Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Fund's NAV next calculated after the authorized financial intermediary (or other person designated by such financial intermediary) receives the request, subject to subsequent acceptance of the offer by Seligman Advisors. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this prospectus under the captions "Frequent Trading of Fund Shares" and "Important Policies That May Affect Your Account." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner. Class I shares are not subject to any initial or contingent sales charges or distribution expenses.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

      NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Directors of the Series. These fair value procedures may be used to determine the value of a security held by a Fund in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility.

The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, and (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or tax-exempt institution that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund. Each eligible investor will be required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the NSCC or other electronic means acceptable to SDC.

To make your initial investment in the Fund, an account must be established by SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

      o     Refuse any request to buy Fund shares;

      o     Reject any request received by telephone;

      o Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering;

      o Close your account if it does not have a certified taxpayer identification number; or

      o Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Seligman Global Fund Series, Inc. has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors, the Funds' distributor, or SDC, the Funds' shareholder servicing agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.

Investors who purchase shares of a Fund that invests in non-U.S. securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Fund.

      Dividend:

      A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

      Capital Gain Distribution:

      A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

      Ex-dividend Date:

      The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

Dividends and Capital Gain Distributions

Each Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains. The Funds had substantial capital loss carryforwards which are available for offset against future net capital gains, expiring in varying amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

Institutional shareholders such as tax-deferred retirement plans and qualified State tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1) reinvest both dividends and capital gain distributions;

(2) receive dividends in cash and reinvest capital gain distributions; or

(3) receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends and capital gain distributions that are not reinvested, will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Balanced
--------------------------------------------------------------------------------

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME

Income
--------------------------------------------------------------------------------

Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California           Louisiana            New Jersey
o High-Yield         Maryland             New York
o Quality            Massachusetts        North Carolina
Colorado             Michigan             Ohio
Florida              Minnesota            Oregon
Georgia              Missouri             Pennsylvania
                                          South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights

The table below is intended to help you understand the financial performance of each Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total return does not reflect any sales charges and is not annualized. Deloitte &Touche LLP, Independent Registered Public Accounting Firm, have audited this financial information. Their report, along with the Funds' financial statements, are included in the Series' Annual Report, which is available upon request.

Emerging Markets Fund

                                                                                                            11/30/01**
                                                                                Year ended October 31,          to
CLASS I                                                                          2004           2003         10/31/02
Per Share Data:*
Net asset value, beginning of period                                           $  6.61        $  4.37        $  4.51
Income from investment operations:
   Net investment income (loss)                                                   0.05             --@            --@
   Net realized and unrealized gain (loss) on investments                         1.18           1.94          (0.17)
   Net realized and unrealized gain from foreign currency transactions@@          0.08           0.30           0.03
Total from investment operations                                                  1.31           2.24          (0.14)
Net asset value, end of period                                                 $  7.92        $  6.61        $  4.37
Total Return:                                                                    19.82%         51.26%         (3.10)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                                       $ 4,836        $ 3,444        $ 1,831
Ratio of expenses to average net assets                                           1.87%          2.35%          1.85%+***
Ratio of net investment income to average net assets                              0.63%          0.06%          0.14%+***
Portfolio turnover rate                                                         106.84%        251.65%        149.82%++
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 35.

Global Growth Fund

                                                                                                             11/30/01**
                                                                               Year ended October 31,            to
CLASS I                                                                        2004            2003           10/31/02
Per Share Data:*
Net asset value, beginning of period                                         $  6.29          $  5.21          $  7.47
Income from investment operations:
   Net investment income (loss)                                                (0.03)            0.01            (0.01)
   Net realized and unrealized gain (loss) on investments                       0.96             0.79            (2.36)
   Net realized and unrealized gain from foreign currency transactions@@        0.23             0.28             0.11
Total from investment operations                                                1.16             1.08            (2.26)
Net asset value, end of period                                               $  7.45          $  6.29          $  5.21
Total Return:                                                                  18.44%#          20.73%          (30.25)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                                     $ 2,081          $ 1,544          $ 1,165
Ratio of expenses to average net assets                                         1.55%            1.83%            1.31%+***
Ratio of net investment income (loss) to average net assets                    (0.42)%           0.23%           (0.03)%+***
Portfolio turnover rate                                                       270.63%          251.04%          120.78%++
Global Smaller Companies Fund
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                             11/30/01**
                                                                                Year ended October 31,           to
CLASS I                                                                        2004            2003           10/31/02
Per Share Data:*
Net asset value, beginning of period                                         $ 11.91          $  9.00          $ 11.66
Income from investment operations:
   Net investment loss                                                            --@           (0.01)           (0.04)
   Net realized and unrealized gain (loss) on investments                       1.67             2.36            (2.98)
   Net realized and unrealized gain from foreign currency transactions@@        0.33             0.56             0.36
Total from investment operations                                                2.00             2.91            (2.66)
Net asset value, end of period                                               $ 13.91          $ 11.91          $  9.00
Total Return:                                                                  16.79%#          32.33%          (22.81)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                                     $ 7,979          $ 5,789          $ 3,161
Ratio of expenses to average net assets                                         1.45%            1.64%            1.24%+***
Ratio of net investment loss to average net assets                             (0.02)%          (0.12)%          (0.43)%+***
Portfolio turnover rate                                                        94.65%          262.14%           99.70%++
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on page 35.

International Growth Fund

                                                                                                           11/30/01**
                                                                              Year ended October 31,           to
CLASS I                                                                        2004             2003        10/31/02
Per Share Data:*
Net asset value, beginning of period                                           $ 10.13         $  8.32        $ 10.13
Income from investment operations:
   Net investment income (loss)                                                  (0.02)           0.05           0.03
   Net realized and unrealized gain (loss) on investments                         1.74            1.03          (2.35)
   Net realized and unrealized gain from foreign currency transactions@@          0.59            0.73           0.51
Total from investment operations                                                  2.31            1.81          (1.81)
Net asset value, end of period                                                 $ 12.44         $ 10.13        $  8.32
Total Return:                                                                    22.80%          21.75%        (17.87)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                                       $ 7,911         $ 5,254        $ 2,646
Ratio of expenses to average net assets                                           1.59%           1.74%          1.38%+***
Ratio of net investment income to average net assets                             (0.18)%          0.58%          0.41%+***
Portfolio turnover rate                                                         241.12%         303.81%        216.01%++
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  *   Per share amounts are calculated based on average shares outstanding.

 **   Commencement of offering of shares.

*** Seligman, at its discretion, reimbursed certain expenses of Class I shares for the period from November 30, 2001 to October 31, 2002. Without such reimbursements for the Funds, the ratios of expenses and net investment income (loss) would have been 1.94% and 0.05% for Emerging Markets Fund, 1.44% and (0.16)%, for Global Growth Fund, 1.29% and (0.48)% for Global Smaller Companies Fund, and 1.45% and 0.35% for the International Growth Fund, respectively.

  @   Less than $0.01.

 @@ The Fund separates the portion of its investment operations that resulted from changes in foreign exchange rates from the portion that resulted from changes in the market price of securities held and/or sold by the Fund.

  +   Annualized.

 ++   For the year ended October 31, 2002.

  # Excluding the effect of payments received from Seligman, total returns would have been 18.28% and 16.58% for the Global Growth Fund and Global Smaller Companies Fund, respectively.

                      [This Page Intentionally Left Blank]

How to Contact Us

The Fund                                        Write:   Corporate Communications/
                                                         Investor Relations Department
                                                         J. & W. Seligman & Co. Incorporated
                                                         100 Park Avenue, New York, NY 10017

                                                Phone:   Toll-Free (800) 221-7844 in the US or
                                                         (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account           Write:   Shareholder Services Department
                                                         Seligman Data Corp.
                                                         100 Park Avenue, New York, NY 10017

                                                Phone:   Toll-Free (800) 221-2450 in the US or
                                                         (212) 682-7600 outside the US

           Your Retirement Account              Write:   Retirement Plan Services
                                                         Seligman Data Corp.
                                                         100 Park Avenue, New York, NY 10017

                                                Phone:   Toll-Free (800) 445-1777

24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

[logo]

For More Information

The information below is available without charge upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Funds' investments. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

This prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-6485

                        SELIGMAN GLOBAL FUND SERIES, INC.

                         Seligman Emerging Markets Fund
                           Seligman Global Growth Fund
                     Seligman Global Smaller Companies Fund
                         Seligman Global Technology Fund
                       Seligman International Growth Fund

                       Statement of Additional Information
                                  March 1, 2005

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Global Fund Series, Inc., dated March 1, 2005, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares of each Fund in the Series, and the current Prospectus, dated March 1, 2005, offering Class I shares of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (together, "the Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

      Fund History ..................................................    2
      Description of the Funds and their Investments and Risks ......    2
      Management of the Funds .......................................   12
      Control Persons and Principal Holders of Securities ...........   21
      Investment Advisory and Other Services ........................   24
      Brokerage Allocation and Other Practices ......................   37
      Capital Stock and Other Securities ............................   38
      Purchase, Redemption, and Pricing of Shares ...................   39
      Taxation of the Funds .........................................   47
      Underwriters ..................................................   50
      Calculation of Performance Data ...............................   52
      Financial Statements ..........................................   57
      General Information ...........................................   57
      Appendix A ....................................................   58

                                  Fund History

Seligman Global Fund Series, Inc. was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to Seligman Henderson Global Fund Series, Inc. on May 25, 1993, and changed its name to its present name on January 21, 2000.

            Description of the Funds and their Investments and Risks

Classification

Seligman Global Fund Series, Inc. ("the Series") is a diversified, open-end management investment company, or mutual fund, which consists of five separate and distinct series, or funds:

Seligman Emerging Markets Fund ("Emerging Markets Fund")
Seligman Global Growth Fund ("Global Growth Fund")
Seligman Global Smaller Companies Fund ("Global Smaller Companies Fund") Seligman Global Technology Fund ("Global Technology Fund")
Seligman International Growth Fund ("International Growth Fund")

Investment Strategies and Risks

The following information regarding each Fund's investments and risks supplements the information contained in the Funds' Prospectuses.

General. In allocating each Fund's investments among geographic regions and individual countries, such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships will be considered.

Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts, and warrants. A Fund may, however, invest up to 20% (25% in the case of Global Growth Fund and International Growth Fund) of its assets in preferred stock and debt securities. A Fund that invests "primarily" in a certain type of security invests at least 65% of its total assets in that type of security. Dividends or interest income are considered only when it is believed that such income will favorably influence the market value of a security in light of each Fund's objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchanges or traded in US or foreign over-the-counter markets.

Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Fund, will invest only in "investment-grade" debt securities or, in the case of unrated securities, debt securities that are deemed to be of equivalent quality to "investment-grade" securities. "Investment-grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Securities rated within the highest of the four investment-grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed to be of comparable quality. The Emerging Markets Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. (See Appendix A to this SAI which contains a description of these rating categories.) Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

Each Fund may invest in securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other, although markets in certain regions tend to move in the same direction. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund's entire investment portfolio. Of course, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Foreign Investment Risk Factors. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less trading volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

Foreign Currency Risk Factors. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

Emerging Market Investment Risk Factors. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies and taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Smaller Company Investment Risk Factors. Although smaller companies may generally have greater earnings and sales growth potential than larger companies, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

Technology Investment Risk Factors. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Derivatives. Each Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Funds' Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. Pursuant to this policy, each Fund is permitted to invest in forward foreign currency exchange contracts, commodities and commodity contracts, rights and warrants, options and access trades, as more fully described below.

Forward Foreign Currency Exchange Contracts. Changes in exchange rates will be considered in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case the contract would approximate the value of some or all of a Fund's portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The effect a substantial commitment of the Funds' assets to forward contracts could have on the investment program of such Fund and its ability to purchase additional securities will be considered.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in that Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. Approval of the Board of Directors must be granted for a Fund to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a Fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that Fund could lose substantially more than the original margin deposit. Although the Funds will utilize only exchange-traded futures and options thereon, there can be no assurance that it will be able to close out positions when it wishes to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed to provide capital appreciation opportunities. No more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

Options. Approval of the Board of Directors must be granted to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the request that the Fund be permitted to purchase put options, call options, put spreads and collars, call spreads and to sell covered call options (i.e., where the Fund owns the underlying security). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

In order for a purchased put option to be profitable, the market price of the underlying security must decline sufficiently below the strike price to cover the premium and transaction costs. Conversely, in order for a purchased call option to be profitable, the market price of the underlying security must increase sufficiently above the strike price to cover the premium and transaction costs. By using options in this manner, a Fund will reduce any profit it might have otherwise realized in the underlying security by the premium paid and by transaction costs.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Funds' investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of that Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Short Sales. Each Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

Investments to Control. The Funds may not invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If one of the Funds were to make such acquisitions, there is a risk that that Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Repurchase Agreements. Each Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund's repurchase agreement will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, a Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Funds' Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the Investment Company Act of 1940, as amended ("1940 Act"), each Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which a Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Fund's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Lending of Portfolio Securities. Each Fund may lend portfolio securities if it is believed that such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to the amounts of any dividends or interest paid on the securities. The Funds may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Funds will generally be short-term. Loans are subject to termination at the option of the lending Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by that Fund is insufficient to replace the loaned securities. In addition, each Fund is responsible for any loss that might result from its investment of the borrower's collateral. Amounts paid to the Fund by borrowers in lieu of dividends may not be eligible to be passed through to the Fund's shareholders as qualifying dividend income that would be subject to a lower rate of federal income tax.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Funds may not:

      - Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

      - Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

      - Purchase or hold any real estate, except a Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

      - Make any investment inconsistent with a Fund's classification as a diversified company under the 1940 Act;

      - Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

      - Purchase or retain the securities of any issuer (other than the shares of a Fund), if to the Fund's knowledge, those directors and officers of the Series and the directors and officers of the investment manager or subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such, together own beneficially more than 5% of such outstanding securities.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Series, on behalf of its Emerging Markets Fund, Global Smaller Companies Fund and Global Technology Fund, will provide shareholders with at least 60 days' prior notice of any change in a Fund's "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Fund's investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Funds' portfolio turnover rates for the fiscal years ended October 31, 2004 and 2003 were:

            Fund                                     2004        2003
            ----                                     ----        ----

            Emerging Markets Fund                   106.84%     251.65%
            Global Growth Fund                      270.63      251.04
            Global Smaller Companies Fund            94.65      262.14
            Global Technology Fund                  133.51      190.14
            International Growth Fund               241.12      303.81

The portfolio turnover rate for the Emerging Markets Fund, the Global Smaller Companies Fund and International Growth Fund was materially higher in 2003 as compared to 2004 due to portfolio repositioning undertaken in connection with Wellington Management's assumption of subadvisory responsibilities. The higher turnover rate in 2003 in the Global Technology Fund resulted from portfolio repositioning due to market volatility.

Disclosure of Portfolio Holdings

The Funds' full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no earlier than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com(1)). In addition, the Funds' top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Funds' portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Directors, the Funds' portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds' procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Funds' Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of Fund shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds' portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Directors regarding compliance with the Funds' policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds' policies expressly permit Seligman's employees to release the Funds' holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds also permit their auditors to have access to the Funds' portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds' portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds' portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office and/or administrative services provided by SSBT. Also, Seligman discloses portfolio holdings to J.P. Morgan Chase Bank in connection with custodial services provided by such entity. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that

----------
(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this SAI or the Funds' Prospectus.

prohibit the disclosure and use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds' portfolio holdings pursuant to these arrangements.

                             Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Directors and officers of the Funds is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                    Number
                                                                                                                      of
                                                                                                                  Portfolios
                                       Term of                                                                     in Fund
                                     Office and                                                                    Complex
                                     Length of                Principal Occupation(s) During Past 5 Years,         Overseen
 Name, (Age), Position(s)               Time                                  Directorships                           by
        With Fund                     Served*                             and Other Information                    Director
        ---------                     -------                             ---------------------                    --------
----------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (68)               2003 to Date        Chairman, Chief Executive Officer and Director,               60
Director                                                KeySpan Corporation, a diversified energy, gas and
                                                        electric company; Director or Trustee of each of the
                                                        investment companies of the Seligman Group of Funds**
                                                        (with the exception of Seligman Cash Management Fund,
                                                        Inc.); Alberta Northeast Gas, Ltd. , Boundary Gas
                                                        Inc., The Houston Exploration Company, oil and gas
                                                        exploration, development and production companies;
                                                        Edison Electric Institute, New York State Energy
                                                        Research and Development Authority, Independence
                                                        Community Bank, Business Council of New York State,
                                                        Inc., New York City Partnership, and the Long Island
                                                        Association, business and civic organizations.

John R. Galvin (75)                 1995 to Date        Dean Emeritus, Fletcher School of Law and Diplomacy at        61
Director                                                Tufts University; Director or Trustee of each of the
                                                        investment companies of the Seligman Group of Funds**
                                                        and Chairman Emeritus, American Council on Germany.
                                                        Formerly, Director, USLIFE Corporation, life insurance
                                                        and Raytheon Co., defense and commercial electronics;
                                                        Governor of the Center for Creative Leadership. From
                                                        June 1987 to June 1992, he was the Supreme Allied
                                                        Commander, Europe and the Commander-in-Chief, United
                                                        States European Command.

Alice S. Ilchman (69)               1992 to Date        President Emerita, Sarah Lawrence College; Director or        61
Director                                                Trustee of each of the investment companies of the
                                                        Seligman Group of Funds**; Director, Jeannette K.
                                                        Watson Summer Fellowship, summer internships for
                                                        college students; Trustee, Save the Children,
                                                        nonoprofit child-assistance organization, and the
                                                        Committee for Economic Development; Governor, Court of
                                                        Governors, London School of Economics; and Director,
                                                        Public Broadcasting Service (PBS). Formerly, Chairman,
                                                        The Rockefeller Foundation, charitable foundation; and
                                                        Director, New York Telephone Company.

                                                                                                                    Number
                                                                                                                      of
                                                                                                                  Portfolios
                                       Term of                                                                     in Fund
                                     Office and                                                                    Complex
                                     Length of                Principal Occupation(s) During Past 5 Years,         Overseen
 Name, (Age), Position(s)               Time                                  Directorships                           by
        With Fund                     Served*                             and Other Information                    Director
        ---------                     -------                             ---------------------                    --------
Frank A. McPherson (71)             1995 to Date        Retired Chairman of the Board and Chief Executive             61
Director                                                Officer of Kerr-McGee Corporation, diversified energy
                                                        and chemical company; Director or Trustee of each of
                                                        the investment companies of the Seligman Group of
                                                        Funds**; Director, ConocoPhillips, integrated
                                                        international oil corporation, Integris Health, owner
                                                        of various hospitals, BOK Financial, bank holding
                                                        company, Oklahoma Chapter of the Nature Conservancy,
                                                        Oklahoma Medical Research Foundation, Boys and Girls
                                                        Clubs of Oklahoma, Oklahoma City Public Schools
                                                        Foundation and Oklahoma Foundation for Excellence in
                                                        Education. Formerly, Director, Kimberly-Clark
                                                        Corporation, consumer products and the Federal Reserve
                                                        System's Kansas City Reserve Bank.

John E. Merow (75)                  1992 to Date        Retired Chairman and Senior Partner, Sullivan &               61
Director                                                Cromwell LLP, law firm; Director or Trustee of each of
                                                        the investment companies of the Seligman Group of
                                                        Funds**; Director, Aleris International, Inc., aluminum
                                                        and zinc recycler and aluminum rolled products;
                                                        Director Emeritus, Municipal Art Society of New York;
                                                        Trustee and Secretary, the U.S. Council for
                                                        International Business; Executive Committee Member, New
                                                        York-Presbyterian Hospital; Trustee and Vice Chairman,
                                                        New York-Presbyterian Healthcare System, Inc.; and
                                                        Member of the American Law Institute and the Council on
                                                        Foreign Relations.

Betsy S. Michel (62)                1992 to Date        Attorney; Director or Trustee of each of the investment       61
Director                                                companies of the Seligman Group of Funds**; Trustee,
                                                        The Geraldine R. Dodge Foundation, charitable
                                                        foundation. Formerly, Chairman of the Board of Trustees
                                                        of St. George's School (Newport, RI) and Trustee, World
                                                        Learning, Inc., international educational training.

Leroy C. Richie (63)                2000 to Date        Chairman and Chief Executive Officer, Q Standards             60
Director                                                Worldwide, Inc., library of technical standards;
                                                        Director or Trustee of each of the investment companies
                                                        of the Seligman Group of Funds** (with the exception of
                                                        Seligman Cash Management Fund, Inc.); Director,
                                                        Kerr-McGee Corporation, diversified energy and Chemical
                                                        company, and Infinity, Inc., oil and gas services and
                                                        exploration; Director and Chairman, Highland Park
                                                        Michigan Economic Development Corp. Formerly, Trustee,
                                                        New York University Law Center Foundation; Vice
                                                        Chairman, Detroit Medical Center and Detroit Economic
                                                        Growth Corp.; and Chairman and Chief Executive Officer,
                                                        Capital Coating Technologies, Inc., applied coating
                                                        technologies; and Vice President and General Counsel,
                                                        Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)               1992 to Date        Retired Vice President, Pfizer Inc., pharmaceuticals;         61
Director                                                Director or Trustee of each of the investment companies
                                                        of the Seligman Group of Funds** and Ambassador and
                                                        Permanent Observer of the Sovereign and Military Order
                                                        of Malta to the United Nations. Formerly, Director,
                                                        USLIFE Corporation, life insurance.

James N. Whitson (69)               1993 to Date        Retired Executive Vice President and Chief Operating          61
Director                                                Officer, Sammons Enterprises, Inc., a diversified
                                                        holding company; Director or Trustee of each of the
                                                        investment companies of the Seligman Group of Funds**;
                                                        and Director, CommScope, Inc., manufacturer of coaxial
                                                        cable. Formerly, Director and Consultant, Sammons
                                                        Enterprises, Inc. and Director, C-SPAN, cable
                                                        television network.

----------------------------------------------------------------------------------------------------------------------------
                                         INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
----------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (66)           1992 to Date        Chairman, J. & W. Seligman & Co. Incorporated, Chairman       61
Director and Chairman of                                of the Board and Director or Trustee of each of the
the Board                                               investment companies of the Seligman Group of Funds**;
                                                        Chairman, Seligman Advisors, Inc., Seligman Services,
                                                        Inc. and Carbo Ceramics Inc., manufacturer of ceramic
                                                        proppants for oil and gas industry; Director, Seligman
                                                        Data Corp. and President and CEO of the Metropolitan
                                                        Opera Association. Formerly, Director, Kerr-McGee
                                                        Corporation, a diversified energy and chemical company
                                                        and Chief Executive Officer of each of the investment
                                                        companies of the Seligman Group of Funds

Brian T. Zino*** (52)               Pres.: 1993         Director and President, J. & W. Seligman & Co.                61
Director, President and               to Date           Incorporated; Chief Executive Officer, President and
Chief Executive Officer              Dir.: 1995         Director or Trustee of each of the investment companies
                                      to Date           of the Seligman Group of Funds**; Director, Seligman
                                     CEO: 2002          Advisors, Inc. and Seligman Services, Inc.; Chairman,
                                      to Date           Seligman Data Corp.; Member of the Board of Governors
                                                        of the Investment Company Institute; and Director, ICI
                                                        Mutual Insurance Company.

Richard M. Parower (37)             2002 to Date        Managing Director, J. & W. Seligman & Co. Incorporated;      N/A
Vice President and                                      Vice President, Seligman Portfolios, Inc. and Portfolio
Portfolio Manager                                       Manager of its Global Technology Portfolio and Vice
                                                        President and Co-Portfolio Manager of Seligman New
                                                        Technologies Fund, Inc. and Seligman New Technologies
                                                        Fund, II, Inc. Formerly, Senior Analyst with Citibank
                                                        Global Asset Management covering Global IT Services
                                                        from June 1998 to April 2000; Senior Analyst with
                                                        Montgomery Asset Management from September 1995 to June
                                                        1998.

Thomas G. Rose (47)                 2000 to Date        Chief Financial Officer, Senior Vice President, Finance      N/A
Vice President                                          and Treasurer, J. & W. Seligman & Co. Incorporated,
                                                        Senior Vice President, Finance, Seligman Advisors, Inc.
                                                        and Seligman Data Corp.; Vice President of each of the
                                                        investment companies of the Seligman Group of Funds**
                                                        and of Seligman Services, Inc. and Seligman
                                                        International, Inc. Formerly, Treasurer of each of the
                                                        investment companies of the Seligman Group of Funds and
                                                        of Seligman Data Corp.

Eleanor T.M. Hoagland (53)          July 2004 to        Managing Director and Senior Vice President, Risk            N/A
Vice President and Chief                Date            Manager, J. & W. Seligman & Co. Incorporated; Vice
Compliance Officer                                      President and Chief Compliance Officer for each of the
                                                        investment companies of the Seligman Group of Funds**.
                                                        Formerly, Managing Director, Partner and Chief
                                                        Portfolio Strategist, AMT Capital Management from 1994
                                                        to 2000.

Lawrence P. Vogel (48)               V.P.: 1992         Senior Vice President and Treasurer, Investment              N/A
Vice President and                    To Date           Companies, J. & W. Seligman & Co. Incorporated; Vice
Treasurer                           Treas.: 2000        President and Treasurer of each of the investment
                                      to Date           companies of the Seligman Group of Funds** and of
                                                        Seligman Data Corp. Formerly, Senior Vice President,
                                                        Finance, J. & W. Seligman & Co. Incorporated, Seligman
                                                        Advisors, Inc., Seligman International, Inc. and
                                                        Seligman Data Corp.; Vice President, Seligman Services,
                                                        Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (40)                 1994 to Date        Managing Director, General Counsel and Corporate             N/A
Secretary                                               Secretary, J. & W. Seligman & Co. Incorporated;
                                                        Secretary of each of the investment companies of the
                                                        Seligman Group of Funds**; and Corporate Secretary,
                                                        Seligman Advisors, Inc., Seligman Services, Inc.,
                                                        Seligman International, Inc. and Seligman Data Corp.
                                                        Formerly, Senior Vice President, Law and Regulation, J.
                                                        & W. Seligman & Co. Incorporated.

----------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the fiscal year ended October 31, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended October 31, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the fiscal year ended October 31, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell, McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2004, the Directors beneficially owned shares in each Fund in the Series and in the Seligman Group of Funds as follows:

Independent Directors

                                                                                                                   Aggregate Dollar
                                             Dollar Range of Shares Owned By Director                               Range of Shares
                                                                                                                   Owned by Director
                        Emerging           Global         Global Smaller         Global         International      in Seligman Group
Name                    Markets            Growth            Companies         Technology           Growth              of Funds
----                    -------            ------            ---------         ----------           ------              --------
Robert B. Catell          None              None               None               None               None         $50,001 - $100,000

John R. Galvin         $1-$10,000        $1-$10,000         $1-$10,000         $1-$10,000        $1-$10,000       $50,001 - $100,000

Alice S. Ilchman    $10,001-$50,000   $10,001-$50,000    $50,001-$100,000    $10,001-$50,000   $10,001-$50,000       Over $100,000

Frank A. McPherson  $10,001-$50,000   $50,001-$100,000   $50,001-$100,000      $1-$10,000      $10,001-$50,000       Over $100,000

John E. Merow       $50,001-$100,000  $50,001-$100,000   $50,000-$100,000     Over $100,000   $50,001-$100,000       Over $100,000

Betsy S. Michel     $10,001-$50,000   $10,001-$50,000     $10,001-$50,000    $10,001-$50,000   $10,001-$50,000       Over $100,000

Leroy C. Richie        $1-$10,000        $1-$50,000         $1-$10,000         $1-$10,000        $1-$50,000        $10,001 - $50,000

Robert L. Shafer          None              None               None               None              None             Over $100,000

James N. Whitson       $1-$10,000     $10,001-$50,000     $10,001-$50,000    $10,001-$50,000  $50,001-$100,000       Over $100,000

Interested Directors

                                             Dollar Range of Shares Owned By Director                              Aggregate Dollar
                                                                                                                    Range of Shares
                                                                                                                   Owned by Director
                        Emerging           Global         Global Smaller         Global         International      in Seligman Group
Name                    Markets            Growth            Companies         Technology           Growth              of Funds
----                    -------            ------            ---------         ----------           ------              --------
William C. Morris      $1-$10,000     $50,001-$100,000    $10,001-$50,000   $50,001-$100,000    Over $100,000        Over $100,000

Brian T. Zino        Over $100,000    $50,001-$100,000     Over $100,000      Over $100,000     Over $100,000        Over $100,000

Compensation

                                                         Pension or           Total Compensation
                                    Aggregate        Retirement Benefits        From Funds and
         Name and                 Compensation       Accrued as Part of       Fund Complex Paid
    Position with Funds           From Funds(1)         Fund Expenses         to Directors(1)(2)
    -------------------           -------------         -------------         ------------------
Robert B. Catell, Director            4,669                  N/A                    $87,000
John R. Galvin, Director              4,842                  N/A                    $93,000
Alice S. Ilchman, Director            4,842                  N/A                    $93,000
Frank A. McPherson, Director          4,709                  N/A                    $88,500
John E. Merow, Director               4,842                  N/A                    $93,000
Betsy S. Michel, Director             4,709                  N/A                    $88,500
Leroy C. Richie, Director             4,942                  N/A                    $93,000
Robert L. Shafer, Director            4,842                  N/A                    $91,500
James N. Whitson, Director            4,842                  N/A                    $93,000

----------
(1)   For the Fund's fiscal year ended October 31, 2004.

(2) At October 31, 2004, the Seligman Group of Funds consists of twenty-three investment companies.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Funds to Mr. Whitson as of October 31, 2004 was $43,748.

Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation in the amount of $2,381, as of October 31, 2004.

The Funds may, but are not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge their obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics

Seligman

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

Wellington Management Company, LLP

The subadviser for each fund except Global Technology Fund, Wellington Management Company, LLP ("Wellington Management") and its affiliate Wellington Management International Ltd. ("Wellington International"), have each adopted a joint code of ethics meeting the requirements of Rule 17j-1 under the Investment Company Act of 1940, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Funds. The Series' Board of Directors reviews the joint code of ethics of Wellington Management and Wellington International at least annually and receives certifications from Wellington Management and Wellington International regarding compliance with such code of ethics annually.

                                   ----------

A copy of the Code of Ethics of each of Seligman and Wellington Management is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman

Seligman will vote the proxies relating to the Global Technology Fund's portfolio holdings.

Introduction. On behalf of the Global Technology Fund, Seligman votes the proxies of the securities held in such Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Global Technology Fund's shareholders.

The financial interest of the shareholders of the Global Technology Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Global Technology Fund's shareholders. As a result, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Global Technology Fund will be received, processed and voted by Manager pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee has been established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's Chief Operating Officer of Investments and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most companies whose securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any Seligman affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Global Technology Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's member must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A member of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

      1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

      2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

      3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

      4. Seligman votes for stock option plans, to increase the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and that such plans are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

      5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

      6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

      7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

      8. Seligman will vote for proposals to effect stock splits.

      9. Seligman will vote for proposals authorizing share repurchase programs.

      10. Seligman will vote against authorization to transact unidentified business at the meeting.

      11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

      12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

      13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

      14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Wellington Management

The Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on its assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

Wellington Management Guidelines

Wellington Management established Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. The Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for its clients. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its own merits.

With respect to the composition and role of the board of directors, Wellington Management generally votes to elect directors, repeal classified boards, adopt director and officer indemnification, require board independence, require board committees to be independent, approve directors' fees, approve bonuses for retiring directors and elect supervisory board/corporate assembly. Wellington Management opposes the adoption of director tenure/retirement age and opposes special interest representation to the board. Wellington Management will abstain from issues relating to boards not amending policies that are supported by a majority of shareholders. Wellington Management will on a case-by-case basis consider voting for minimum stock ownership by directors and requiring a separation of chair and chief executive officer or requiring a lead director.

With respect to the management compensation, Wellington Management will vote to adopt/amend employee stock purchase plans, to eliminate golden parachutes, to expense future stock options, for shareholder approval of all stock option plans, for shareholder approval of future severance agreements covering senior executives and to recommend that senior executives own and hold company stock, not including options and to disclose all executive compensation. Wellington Management will decide on a case-by case basis to adopt/amend stock option plans.

With respect to the reporting of results, Wellington Management will vote to approve financial statements, set dividends and allocate profits, limit non-audit services provided by auditors, ratify selection of auditors and set their fees and elect statutory auditors.

With respect to the shareholder voting rights, Wellington Management will vote to redeem or vote on poison pills, adopt anti-greenmail provisions and adopt confidential voting. Wellington Management will vote against adopting cumulative voting, authorizing blank check preferred stock, eliminating rights to call a special meeting, increasing supermajority vote requirements, approving unequal voting rights and removing rights to act by written consent. Wellington Management will consider restoring preemptive rights and approving binding shareholder proposals on a case-by-case basis.

With respect to capital structure, Wellington Management will vote for the opt out of state takeover statutes, to authorize share repurchase, to authorize trade in company stock and to issue debt instruments. Wellington Management opposes the consideration of non-financial effects of mergers. Wellington Management will treat increases in authorized common stock, approval of merger or acquisition, and approval of technical amendments to charter on a case-by-case basis.

With respect to social issues, Wellington Management will vote to disclose political and PAC gifts. Wellington Management will consider the following issues on a case-by case basis: endorsement of the Ceres Principles and requiring adoption of international labor organization's and fair labor principles.

Wellington Management will abstain from voting on other business and will approve reincorporation on a case-by-case basis.

               Control Persons and Principal Holders of Securities

Control Persons

As of February 15, 2005, there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.

Principal Holders

As of February 15, 2005, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares for the following
Funds:

                                                                                            Percentage of
                                                                                            Total Shares
                               Name and Address                           Fund/Class            Held
      MCB Trust Services Custodian FBO Plumbers Local Union No. 93, 700   Emerging               6.78%
      17th  Street, Denver, CO 80202                                      Markets/A

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Emerging               5.44%
      East, Jacksonville, FL 32246                                        Markets/B

      Seligman Time Horizon 20 Fund c/o J. & W. Seligman Treasurers       Emerging               5.14%
      Department, 100 Park Avenue, New York, NY 10017                     Markets/A

      CitiGroup Global House Account, 333 West 34th Street, New York,     Emerging               6.52%
      NY 10001                                                            Markets/C

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Emerging              32.60%
      East, Jacksonville, FL 32246                                        Markets/D

      State Street Bank & Trust FBO Parental Savings Trust Fund College   Emerging              41.01%
      Horizon 17, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA     Markets/I
      02090-2318

      State Street Bank & Trust FBO Parental Savings Trust Fund College   Emerging              30.00%
      Horizon 7, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA      Markets/I
      02090-2318

      Patterson & Co. FBO J. & W. Seligman & Co., Incorporated Matched    Emerging              19.86%
      Accumulation Plan, Attn. Pension Plan Services, 100 Park Avenue,    Markets/I
      New York, NY 10017

      Patterson & Co FBO The Seligman Data Corp. 401K/Thrift Plan,        Emerging               9.10%
      Attn. Pension Plan Services, 100 Park Avenue, New York, NY 10017    Markets/I

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Emerging              93.66%
      East, Jacksonville, FL  32246                                       Markets/R

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global                18.36%
      East, Jacksonville, FL  32246                                       Growth /A

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global                20.37%
      East, Jacksonville, FL  32246                                       Growth /B

      CitiGroup Global House Account, 333 West 34th Street, New York,     Global                13.29%
      NY 10001                                                            Growth/C

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global                26.81%
      East, Jacksonville, FL  32246                                       Growth/D

      Patterson & Co. FBO J. & W. Seligman & Co., Incorporated Matched    Global                56.37%
      Accumulation Plan, Attn. Pension Plan Services, 100 Park Avenue,    Growth/I
      New York, NY 10017

      State Street Bank & Trust FBO Parental Savings Trust Fund College   Global                37.11%
      Horizon 2, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA      Growth/I
      02090-2318

      Patterson & Co. FBO The Seligman Data Corp. 401K/Thrift Plan,       Global                 6.50%
      Attn. Pension Plan Services, 100 Park Avenue, New York, NY 10017    Growth/I

      Seligman Advisors, Inc., 100 Park Avenue, New York, NY  10017-5516  Global               100.00%
                                                                          Growth/R

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Smaller        11.88%
      East, Jacksonville, FL  32246                                       Companies/A

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Smaller        18.85%
      East, Jacksonville, FL  32246                                       Companies/B

      CitiGroup Global House Account, 333 West 34th Street, New York,     Global Smaller         8.04%
      NY 10001                                                            Companies/B

      CitiGroup Global House Account, 333 West 34th Street, New York,     Global Smaller         8.98%
      NY 10001                                                            Companies/C

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Smaller        24.43%
      East, Jacksonville, FL  32246                                       Companies/D

      State Street Bank & Trust FBO Parental Savings Trust Fund College   Global Smaller        28.80%
      Horizon 17, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA     Companies/I
      02090-2318

      Patterson & Co. FBO J. & W. Seligman & Co., Incorporated Matched    Global Smaller        19.72%
      Accumulation Plan, Attn. Pension Plan Services, 100 Park Avenue,    Companies/I
      New York, NY 10017

      State Street Bank & Trust FBO Parental Savings Trust Fund College   Global Smaller        28.80%
      Horizon 7, Attn. Eric McCauley105 Rosemont Ave, Westwood, MA        Companies/I
      02090-2318

      Patterson & Co. FBO for Seligman Data Corp. 401K/Thrift Plan,       Global Smaller         7.27%
      Attn. Pension Plan Services, 100 Park Avenue, 2nd floor, New        Companies/I
      York, NY 10017

      MCB Trust Services FBO B&L Corporation 401(k) Plan 100 17th         Global Smaller        97.06%
      Street Suite 300 Denver, CO 80202                                   Companies/R

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global                12.70%
      East, Jacksonville, FL  32246                                       Technology/A

      CitiGroup Global House Account, 333 West 34th Street, New York,     Global                 5.84%
      NY 10001                                                            Technology/A

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global                22.05%
      East, Jacksonville, FL  32246                                       Technology/B

      CitiGroup Global House Account, 333 West 34th Street, New York,     Global                 6.34%
      NY 10001                                                            Technology/B

      CitiGroup Global House Account, 333 West 34th Street, New York,     Global                12.59%
      NY 10001                                                            Technology/C

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global                21.65%
      East, Jacksonville, FL  32246                                       Technology/D

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global                38.06%
      East, Jacksonville, FL  32246                                       Technology/R

      BISYS Retirement Services FBO, Third Millennium Communications,     Global                59.92%
      Inc., 401K Plan, 700 17th Street, Suite 300, Denver, CO 80202       Technology/R

      MCB Trust Services, FBO Plumbers Local Union 93, 1380 Lawrence      International          7.50%
      Street, Suite 1400, Denver, CO  80204                               Growth/A

      Seligman Time Horizon 10 Fund, c/o Treasurer's Dept., 100 Park      International          6.03%
      Avenue, New York, NY  10017                                         Growth/A

      Seligman Time Horizon 20 Fund, c/o Treasurer's Dept., 100 Park      International          5.27%
      Avenue, New York, NY  10017                                         Growth/A

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      International          8.40%
      East, Jacksonville, FL  32246                                       Growth/B

      CitiGroup Global House Account, 333 West 34th Street, New York,     International         31.43%
      NY 10001                                                            Growth/C

      MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      International          8.97%
      East, Jacksonville, FL  32246                                       Growth/D

      State Street Bank & Trust FBO Parental Savings Trust Fund College   International         36.52%
      Horizon 7, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA      Growth/I
      02090-2318

      State Street Bank & Trust FBO Parental Savings Trust Fund College   International         26.54%
      Horizon 17, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA     Growth/I
      02090-2318

      State Street Bank & Trust FBO Parental Savings Trust Fund College   International         20.54%
      Horizon 2, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA      Growth/I
      02090-2318

      Patterson & Co. FBO J. & W. Seligman & Co., Incorporated Matched    International         12.99%
      Accumulation Plan, Attn. Pension Plan Services, 100 Park Avenue,    Growth/I
      New York, NY 10017

      MCB Trust Services FBO B & L Corporation, 401(k) Plan, 700 17th     International         97.60%
      Street, Suite 300, Denver, CO 80202                                 Growth/R

Management Ownership

As of February 15, 2005, Directors and officers of the Funds as a group owned less than 1% of the Global Smaller Companies Fund's Class A shares of capital stock then outstanding, and the Global Technology Fund's Class A shares of capital stock then outstanding. As of the same date, Directors and officers of the Funds as a group owned: 1.31% of the Emerging Markets Fund's Class A shares of capital stock then outstanding, 3.00% of the Global Growth Fund's Class A shares of capital stock then outstanding and 1.79% of the International Growth Fund's Class A shares of capital stock then outstanding. As of the same date, Directors and officers of these Funds did not own any Class B, Class C, Class D or Class R shares of the then outstanding shares of capital stock of these Funds.

As of February 15, 2005, Directors and officers of the Funds as a group owned:
1.86% of the Emerging Markets Fund's Class I shares of capital stock then outstanding and 7.13% of the Global Growth Fund's Class I shares of capital stock then outstanding and 1.65% of the Global Smaller Companies Fund's Class I shares of capital stock then outstanding. As of the same date, Directors and officers as a group owned less than 1% of the International Growth Fund's Class I shares of capital stock then outstanding.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Directors, Seligman is responsible for the investments of each Fund (with the assistance of Wellington Management Company, LLP ("Wellington Management") in the case of the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund and the International Growth Fund (collectively, the "Subadvised Funds") and Wellington International, Wellington Management's subsidiary, in the case of the Global Smaller Companies Fund ) and administers the Series' business and other affairs pursuant to management agreements in accordance with the 1940 Act. Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds". Other than the Subadvisory Agreement with Wellington Management and the Intercompany Sub-Advisory Agreement (the "Delegation Agreement") in respect of Wellington International (each of which is discussed below) there are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers, employees of Seligman, or the Series regularly advise the Series or the Funds with respect to their investments (other than as discussed below, Wellington Management and Wellington International).

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman of the Funds, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a fee for its management services equal to a percentage of the Fund's average daily net assets. The fee rate declines as each Fund's net assets increase. With respect to the Emerging Markets Fund, Seligman receives a fee equal to an annual rate of 1.25% of the average daily net assets on the first $1 billion of net assets, 1.15% on the next $1 billion and 1.05% thereafter. With respect to each of the Global Growth Fund and International Growth Fund, Seligman receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $50 million of net assets, 0.95% on the next $1 billion and 0.90% thereafter. With respect to the Global Smaller Companies Fund, Seligman receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $100 million of net assets and 0.90% thereafter. The management fee rate with respect to the Global Technology Fund is equal to an annual rate of 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.

The following table indicates the management fees paid by each Fund as well as the percentage of each Fund's average daily net assets for the fiscal years ended October 31, 2004, 2003 and 2002.

                                                     Management       % of
                                       Fiscal Year      Fee       Average Daily
      Fund                               Ended        Paid ($)    Net Assets (%)
      ----                               -----        --------    --------------
      Emerging Markets Fund             10/31/04     $  750,512       1.25%
                                        10/31/03        560,993       1.25
                                        10/31/02        581,883       1.25

      Global Growth Fund                10/31/04     $  624,481       0.99%
                                        10/31/03        641,931       0.99
                                        10/31/02      1,049,223       1.00

      Global Smaller Companies Fund     10/31/04     $1,710,876       0.96%
                                        10/31/03      1,611,157       0.96
                                        10/31/02      2,288,556       1.00

      Global Technology Fund            10/31/04     $4,949,928       1.00%
                                        10/31/03      4,854,837       1.00
                                        10/31/02      7,230,223       1.00

      International Growth Fund         10/31/04     $  522,855       1.00%
                                        10/31/03        381,126       1.00
                                        10/31/02        420,238       1.00

Until December 31, 2002, Henderson Investment Management Limited ("HIML") provided subadvisory services to Global Smaller Companies Fund pursuant to a subadvisory agreement. The subadvisory agreement with HIML was not continued by the Board of Directors in 2002, and expired by its terms on December 31, 2002. Prior to March 31, 2000, certain subadvisory services to each of the other Funds in the Series by HIML or its affiliates.

Each Fund pays all of its expenses, other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among each Fund and among the classes of each Fund in a manner determined by the Board of Directors to be fair and equitable.

Under the Management Agreement with respect to the Global Technology Fund (the "Global Technology Management Agreement"), as well as the Management Agreement with respect to each of the Subadvised Funds (the "New Management Agreement" and collectively with the Global Technology Management Agreement, the "Management Agreements"), subject to the control of the Board of Directors, Seligman manages each Fund and administers each Fund's business and other affairs. Under the Global Technology Management Agreement, Seligman is responsible for making purchases and sales of portfolio securities and determining how voting and other rights with respect to portfolio securities shall be exercised, subject in each case to the Prospectus and the requirements of the 1940 Act and other applicable law.

Under the New Management Agreement, Seligman, subject to the control of the Board of Directors, manages the affairs of each Subadvised Fund and provides the services described in such agreement on the terms set forth therein. The New Management Agreement provides that Seligman will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Funds with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Fund, making purchases and sales of securities on behalf of the Subadvised Fund and determining how voting and other rights with respect to securities of the Subadvised Fund shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to a Subadvised Fund, they shall be provided by Seligman or by such other firm as may be selected by a Subadvised Fund and approved in accordance with applicable requirements. The New Management Agreement recognizes that Seligman also acts as the manager of all of the investment companies in the Seligman Group.

In connection with the performance of its duties under the Management Agreements, Seligman provides such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by any
Fund) and such executive and other personnel as shall be necessary for the operations of the Funds. Seligman pays all of the compensation of directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Series. Seligman also provides senior management for Seligman Data Corp., the Series' shareholder service agent.

Each Management Agreement provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreements.

The Global Technology Management Agreement was initially approved by the Board of Directors at a meeting held on March 17, 1994 and by the shareholders on May 9, 1994. The New Management Agreement was initially approved by the Board of Directors at a meeting held on September 4, 2003 and by the shareholders of each Subadvised Fund on December 4, 2003. Each of the Management Agreements will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) Seligman has not notified the Funds at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreements may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Series has agreed to change its name upon termination of either of the Management Agreements if continued use of the name would cause confusion in the context of Seligman's business.

Subadvisory Arrangements

On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Funds. Seligman manages each Subadvised Fund and Wellington Management is subject to Seligman's supervision. The arrangements were approved initially by the Board of Directors of the Series in respect of each Subadvised Fund on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of each Subadvised Fund at a special meeting held on December 4, 2003.

At the September 4, 2003 meeting, the Board of Directors approved the New Management Agreement as well as a new subadvisory agreement (the "Subadvisory Agreement"), in respect of each Subadvised Fund, between Seligman and Wellington Management. These new agreements became effective on December 5, 2003. Between September 15, 2003 and December 5, 2003, the Subadvised Funds were managed pursuant to interim agreements in accordance with the 1940 Act that were substantially similar to the agreements approved at the special meeting of shareholders held on December 4, 2003.

The fees payable by each Subadvised Fund did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by the Seligman (not by the Subadvised Fund), and the fees payable by each Subadvised Fund to the Manager were unchanged, except that in connection with the engagement of Wellington Management, Seligman agreed to lower the breakpoints in its fee schedules for certain of the Subadvised Funds.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2005, Wellington Management had approximately $466 billion in assets under management.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to each Subadvised Fund. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of each Subadvised Fund.

In May 2004, the Board of Directors of the Series approved the Delegation Agreement whereby Wellington Management effected a partial delegation of certain of its portfolio management responsibilities with respect to the Global Smaller Companies Fund to its affiliate, Wellington International. At the time of such approval, the Board of Directors was advised that as a result of the delegation there would be no change in portfolio management personnel, no reduction in services to the Global Smaller Companies Fund and no increase in fees payable in respect of the Global Smaller Companies Fund. The Delegation Agreement will continue in effect until December 31 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not interested parties). The Delegation Agreement provides that it will terminate in the event of termination of the New Management Agreement or the Subadvisory Agreement in respect of the Global Smaller Companies Fund.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Subadvised Fund set forth in the applicable Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnishes Seligman and each Subadvised Fund with such investment advice, research and assistance as Seligman or the Subadvised Fund shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of each Subadvised Fund: (i) to participate in the development of the Subadvised Fund's overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Fund with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by Seligman, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management's responsibilities extend to all of each Subadvised Fund's assets. Under the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement.

Wellington Management has reserved the right to close Global Smaller Companies Fund to new purchases after net new purchases of such Fund, together with any net new purchases of Seligman Global Smaller Companies Portfolio, a portfolio of Seligman Portfolios, Inc., exceed $150 million from September 14, 2003.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Series, any Subadvised Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of a Subadvised Fund.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of each Subadvised Fund, each month a fee calculated on each day during such month at the annual rates set forth below:

                                        Subadvisory Fee as a Percentage of
      Subadvised Fund                   Average Daily Net Assets
      ---------------                   ----------------------------------
      Emerging Markets Fund             0.65%
      Global Growth Fund
      -up to $50 million                0.45%
      -over $50 million                 0.40%
      International Growth Fund
      -up to $50 million                0.45%
      -over $50 million                 0.40%
      Global Smaller Companies Fund
      -up to $100 million               0.75%
      -over $100 million                0.65%

This fee is paid by Seligman and does not affect the total fee paid by any Subadvised Fund to Seligman pursuant to the New Management Agreement. In addition, Wellington Management has agreed to limit all subadvisory fees payable to it by Seligman for a period of two years from September 15, 2003 to 50% of the aggregate contractual management fee earned by Seligman in respect of the Subadvised Funds, certain portfolios of Seligman Portfolios, Inc.

Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund's investments.

Termination. The Subadvisory Agreement will continue in effect until December 31, 2004 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to a Subadvised Fund, without payment of penalty, by the Fund on 60 days' written notice to Wellington Management by vote of the Directors or by vote of the majority of the outstanding voting securities of the Subadvised Fund (as defined by the 1940 Act). The Subadvisory Agreement also provides that, after December 31, 2006 (the "Commitment Date"), it may also be terminated, with respect to a Subadvised Fund, by Wellington Management or Seligman at any time upon not less than 60 days' written notice to the other and to the Series. The Subadvisory Agreement will automatically terminate in the event of its assignment in respect of a Subadvised Fund, and upon termination of the New Management Agreement in respect of a Subadvised Fund. The Subadvisory Agreement also provides that if it terminates with respect to a Subadvised Fund before the Commitment Date as a result of its assignment or termination of the New Management Agreement, Wellington Management will, if requested by the Directors and Seligman, will make its advisory services available to the Subadvised Fund and Seligman on terms no less favorable to the Subadvised Fund and the Manager than provided in the Subadvisory Agreement. Notwithstanding the foregoing, Wellington Management may terminate the Subadvisory Agreement prior to the Commitment Date or thereafter, for cause, on 60 days' written notice to the Series and the Manager.

Consideration of the Management, Subadvisory and Delegation Agreements

At the November 17-18, 2004 Board of Directors meeting, the Board unanimously approved the continuance of each of the Management Agreements as well as the Subadvisory Agreement and the Delegation Agreement. (collectively, the "Advisory Agreements"). In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman and Wellington Management, including extensive performance and expense information for other mutual funds compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Advisory Agreements , the Board considered many factors, including, but not limited to: (1) comparative information for each of the Funds versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman, Wellington Management and Wellington International; (3) the payments received by Seligman from all sources involving both the Funds and the other mutual funds in the Seligman Group; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to each of the Funds and to the other mutual funds in the Seligman Group as well as certain financial data with respect to Wellington Management; (5) comparative fee and expense data versus other similar investment companies and other clients; (6) Seligman's and Wellington Management's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover rates of each of the Funds compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman, its affiliates and Wellington Management receive from the relationship to each of the Funds. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Funds, Seligman, Wellington Management and Wellington International as reflected under the applicable Advisory Agreements. , were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of each of the Funds as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. In addition to the information received by the Directors in connection with the November 17-18, 2004 Board of Directors meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.

Expenses of the Funds. The Board also considered the management fee rate paid by each of the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics. In respect of the Subadvisory Agreement, the Directors recognize that Seligman and not the Subadvised Funds would pay any fees paid under such Subadvisory Agreement.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for the full-year 2004. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the mutual funds of the Seligman Group on a fund-by-fund basis. The Board of Directors also reviewed certain financial data with respect to Wellington Management.

Fall-Out Benefits. The Directors considered the services provided to each Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Service Agreements

There are no other management-related service contracts under which services are provided to the Funds.

Other Investment Advice

No person or persons, other than directors, officers, employees of Seligman, Wellington Management or Wellington International regularly advise the Funds with respect to their investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Funds, as set forth below:

Class A shares:

                                                                 Regular Dealer
                          Sales Charge        Sales Charge        Reallowance
                           as a % of         as a % of Net         as a % of
Amount of Purchase     Offering Price(1)    Amount Invested     Offering Price
------------------     -----------------    ---------------     --------------
Less than $ 50,000           4.75%               4.99%               4.25%
$50,000 - $ 99,999           4.00                4.17                3.50
$100,000 - $249,999          3.50                3.63                3.00
$250,000 - $499,999          2.50                2.56                2.25
$500,000 - $999,999          2.00                2.04                1.75
$1,000,000 and over             0                   0                   0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                 Regular Dealer
                          Sales Charge        Sales Charge        Reallowance
                           as a % of         as a % of Net         as a % of
Amount of Purchase     Offering Price(1)    Amount Invested     Offering Price
------------------     -----------------    ---------------     --------------
Less than $100,000           1.00%               1.01%               1.00%
$100,000 - $249,999          0.50                0.50                0.50
$250,000 - $999,999             0                   0                   0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended October 31, 2004, 2003 and 2002, Seligman Services received commissions in the following amounts:

                                                   Commissions Paid
                                                          to
                                                  Seligman Services
                                                  -----------------
            Fund                              2004      2003      2002
            ----                              ----      ----      ----
            Emerging Markets Fund            $  695    $5,768    $  714
            Global Growth Fund                  306       449       281
            Global Smaller Companies Fund       857       522     1,623
            Global Technology Fund            4,163     5,882     7,757
            International Growth Fund           255       256       797

Rule 12b-1 Plans

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of any Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under its 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If a Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2004 and such amounts as a percentage of Class A shares' average daily net assets, were as follows:

                                                    Total      % of Average
            Fund                                  Fees Paid     Net Assets
            ----                                  ---------     ----------
            Emerging Markets Fund                  $ 88,007        0.25%
            Global Growth Fund                       79,207        0.25
            Global Smaller Companies Fund           204,986        0.25
            Global Technology Fund                  746,604        0.25
            International Growth Fund                67,307        0.25

Class B

Under its 12b-1 Plan, each Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and
(ii) a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by each Fund in respect of Class B shares for the fiscal year ended October 31, 2004, was equal to 1% per annum of the Class B shares' average daily net assets, as follows:

                                                             Total
            Fund                                           Fees Paid
            ----                                           ---------
            Emerging Markets Fund                           $ 86,594
            Global Growth Fund                               115,756
            Global Smaller Companies Fund                    404,774
            Global Technology Fund                           714,337
            International Growth Fund                         60,173

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption, and Pricing of Shares"), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2004 was equal to 1% per annum of the Class C shares' average daily net assets, as follows:

                                                             Total
            Fund                                           Fees Paid
            ----                                           ---------
            Emerging Markets Fund                           $ 21,937
            Global Growth Fund                                32,649
            Global Smaller Companies Fund                     23,934
            Global Technology Fund                           264,560
            International Growth Fund                         20,497

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2004, (the most recent date such information was available) Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class C shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown below are percentages of each Fund's net assets:

                                                         Amount of                    % of the
                                                   Unreimbursed Expenses           Net Assets of
                                                 Incurred with Respect to            Class C at
            Fund                                      Class C Shares             September 30, 2004
            ----                                      --------------             ------------------
            Emerging Markets Fund                       $  120,202                      5.36%
            Global Growth Fund                             295,472                      9.21
            Global Smaller Companies Fund                  117,925                      3.89
            Global Technology Fund                       1,903,274                      8.50
            International Growth Fund                      190,472                      7.40

If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D

Under its 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended October 31, 2004 was equal to 1% per annum of the Class D shares' average daily net assets, as follows:

                                                             Total
            Fund                                           Fees Paid
            ----                                           ---------
            Emerging Markets Fund                           $ 93,764
            Global Growth Fund                               146,010
            Global Smaller Companies Fund                    462,899
            Global Technology Fund                           960,960
            International Growth Fund                        100,255

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2004, (the most recent date such information was available) Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class D shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown are the amounts of percentages of each Fund's net assets:

                                                     Amount of                 % of the
                                                Unreimbursed Expenses       Net Assets of
                                              Incurred with Respect to        Class D at
      Fund                                         Class D Shares         September 30, 2004
      ----                                         --------------         ------------------
      Emerging Markets Fund                          $  545,930                  5.11%
      Global Growth Fund                                893,953                  6.56
      Global Smaller Companies Fund                   3,330,109                  7.38
      Global Technology Fund                          3,171,158                  3.78
      International Growth Fund                       1,060,143                  9.52

If a Fund's 12b-1 Plan is terminated in respect of Class D shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amount paid by each Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended October 31, 2004 was equal to 1% per annum of the Class R shares' average daily net assets, as follows:

                                                               Total
            Fund                                             Fees Paid
            ----                                             ---------
            Emerging Markets Fund                               $599
            Global Growth Fund                                    10
            Global Smaller Companies Fund                         11
            Global Technology Fund                               626
            International Growth Fund                             10

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2004 (the most recent date such information was available) Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class R shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown are the amounts of percentages of each Fund's net assets:

                                                     Amount of                 % of the
                                                Unreimbursed Expenses       Net Assets of
                                              Incurred with Respect to        Class R at
      Fund                                         Class R Shares         September 30, 2004
      ----                                         --------------         ------------------
      Emerging Markets Fund                          $2,592                      1.49%
      Global Growth Fund                                102                      5.00
      Global Smaller Companies Fund                      54                      2.36
      Global Technology Fund                          4,391                      2.23
      International Growth Fund                          79                      3.60

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

                                   ----------

Payments made by each Fund under its 12b-1 Plan in respect of Class A, Class B, Class C, Class D and Class R shares for the fiscal year ended October 31, 2004, were spent on the following activities in the following amounts:

                                              Compensation      Compensation
                                                   to                to               Other
Fund/Class                                    Underwriters     Broker/Dealers     Compensation*
----------                                    ------------     --------------     -------------
Emerging Markets Fund/Class A                    $   -0-          $ 88,007          $    -0-
Emerging Markets Fund/Class B*                       -0-            21,648            64,946
Emerging Markets Fund/Class C                      9,774            12,163               -0-
Emerging Markets Fund/Class D                     24,673            69,091               -0-
Emerging Markets Fund/Class R                         82               517               -0-

Global Growth Fund/Class A                       $   -0-          $ 79,207          $    -0-
Global Growth Fund/Class B*                          -0-            28,939            86,817
Global Growth Fund/Class C                         3,784            28,865               -0-
Global Growth Fund/Class D                         9,562           136,448               -0-
Global Growth Fund/Class R                             1                 9               -0-

Global Smaller Companies Fund/Class A            $   -0-          $204,986          $    -0-
Global Smaller Companies Fund/Class B*               -0-           101,193           303,581
Global Smaller Companies Fund/Class C              6,069            17,865               -0-
Global Smaller Companies Fund/Class D             35,904           426,995               -0-
Global Smaller Companies Fund/Class R                  1                10               -0-

Global Technology Fund/Class A                   $   -0-          $746,604          $    -0-
Global Technology Fund/Class B*                      -0-           178,584           535,753
Global Technology Fund/Class C                     5,287           259,277               -0-
Global Technology Fund/Class D                       -0-           960,960               -0-
Global Technology Fund/Class R                        83               543               -0-

International Growth Fund/Class A                $   -0-          $ 67,347          $    -0-
International Growth Fund/Class B*                   -0-            15,043            45,130
International Growth Fund/Class C                  7,053            13,444               -0-
International Growth Fund/Class D                 21,430            78,825               -0-
International Growth Fund/Class R                      1                 9               -0-

* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan with respect to the International Growth Fund was originally approved on July 15, 1993 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund ("Qualified Directors") and by the shareholders of such Fund on September 21, 1993. The 12b-1 Plan with respect to the Emerging Markets Fund was originally approved on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each Class of shares of the Fund on May 10, 1996. The 12b-1 Plan with respect to the Global Growth Fund was originally approved on September 21, 1995 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on October 30, 1995. The 12b-1 Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors, including a majority of the Qualified Directors. Amendments to the 12b-1 Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended 12b-1 Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The 12b-1 Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on that date. The 12b-1 Plans were approved in respect of the Class B shares of each Fund other than the Emerging Markets Fund on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each such Fund's Class B shares on that date, and became effective in respect of such Class B shares on April 22, 1996. In addition, the 12b-1 Plans were approved with respect of Class C shares of each Fund on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of each Fund's Class C shares on June 1, 1999. The 12b-1 Plans were approved in respect of Class R shares of each Fund on March 20, 2003, by the Board of Directors, including a majority of Qualified Directors, and became effective in respect of each Fund's Class R shares on April 30, 2003.

The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under a Fund's 12b-1 Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares.

The 12b-1 Plans require that the Treasurer of the Funds shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended October 31, 2004, 2003 and 2002, Seligman Services received distribution and service fees pursuant to each Fund's 12b-1 Plan as follows:

                                                Distribution and Service Fees
                                                          Paid to
                                                     Seligman Services
                                                     -----------------
            Fund                                2004        2003        2002
            ----                                ----        ----        ----
            Emerging Markets Fund             $ 4,119     $ 3,155     $ 5,052
            Global Growth Fund                  4,710       4,071       5,278
            Global Smaller Companies Fund      12,561      10,346      13,825
            Global Technology Fund             67,110      59,008      80,217
            International Growth Fund           6,233       4,724       6,884

Other Service Providers

Seligman Data Corp. ("SDC"), which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Funds are also officers and directors of SDC. SDC's address is 100 Park Avenue, New York, New York 10017.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Both Seligman and Wellington Management (with respect to the Subadvised Funds) will seek the most favorable price and execution in the purchase of sale of portfolio securities of each Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman or Wellington Management, as the case may be, desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or Wellington Management, as the case may be, in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Funds paid total brokerage commissions to others for execution, research and statistical services in the following amounts:

                                                     Total Brokerage
                                                    Commissions Paid
                                                    ----------------
      Fund                                 2004           2003           2002
      ----                                 ----           ----           ----
      Emerging Markets Fund             $  339,455     $  656,983     $  546,899
      Global Growth Fund                   498,156        468,066        607,135
      Global Smaller Companies Fund        701,875      1,671,964        854,898
      Global Technology Fund             3,338,809      5,297,225      5,854,004
      International Growth Fund            405,760        363,993        372,658

Commissions

For the fiscal years ended October 31, 2004, 2003 and 2002, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman, Wellington Management or Seligman Advisors.

Brokerage Selection

Seligman and Wellington Management, in the case of the Subadvised Funds, select broker dealers with the goal of obtaining "best execution". Seligman and Wellington Management will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and Wellington Management in connection with services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. While Seligman and Wellington Management seek reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers services through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman and Wellington Management rank broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman and Wellington Management, monitor and evaluate the performance and execution capabilities of broker-dealers thought which they place orders are and periodically review their policies with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds' fiscal year ended October 31, 2004, the Funds did not acquire securities of any of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of the Global Growth Fund. At October 31, 2004, the Global Growth Fund held securities of Citigroup, with a value of $381,582 and Goldman Sachs Group, with a value of $668,984.

                       Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 2,000,000,000 shares of common stock, each with a par value of $.001 each, divided into five different series, which represents each of the Funds. The Global Technology Fund has five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class R common stock. Each of the other Funds has six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of a Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each Class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and without regard to investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if Seligman Data Corp. ("SDC") is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds' shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectuses, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                                        CDSC
--------------------                                                        ----
Less than 1 year .........................................................  5%
1 year or more but less than 2 years .....................................  4%
2 years or more but less than 3 years ....................................  3%
3 years or more but less than 4 years ....................................  3%
4 years or more but less than 5 years ....................................  2%
5 years or more but less than 6 years ....................................  1%
6 years or more ..........................................................  0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge is payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., McDonald Investments Inc., Morgan Stanley DW Inc., National Planning Holdings, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Generally, portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. In addition, trading in most foreign securities markets, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of the securities used in computing the net asset value of the shares of each Fund are generally determined as of such times. However, since the closing prices for securities traded on markets and exchanges outside the U.S. may not fully reflect events that occur after the local markets close but before the close of the NYSE, the Board of Directors of the Series has authorized the use of a third party pricing service on a regular basis to recommend adjustments to the local closing prices of certain foreign equity securities in order to determine the fair value of such securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value such security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. In addition, fair value pricing may also be utilized (in accordance with procedures approved by the Board of Directors, in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility.

Short-term holdings maturing in 60 days or less are valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

For purposes of determining the net asset value per share of a Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B, Class D, Class I and Class R shares are sold at NAV(2). Using each Class's NAV at October 31, 2004, the maximum offering price of each Fund's shares is as follows:

Class A

                                                                  Global
                                        Emerging      Global      Smaller       Global    International
                                         Markets      Growth     Companies    Technology     Growth
                                          Fund         Fund         Fund         Fund         Fund
                                          ----         ----         ----         ----         ----
Net asset value per share ........       $ 7.67       $ 7.31       $13.67       $11.51       $12.01
Maximum sales charge (4.75% of
  Offering price) ................         0.38         0.36         0.68         0.57         0.60
                                         ------       ------       ------       ------       ------
Offering price to public .........       $ 8.05       $ 7.67       $14.35       $12.08       $12.61
                                         ======       ======       ======       ======       ======

Class B

                                                                  Global
                                        Emerging      Global      Smaller       Global    International
                                         Markets      Growth     Companies    Technology     Growth
                                          Fund         Fund         Fund         Fund         Fund
                                          ----         ----         ----         ----         ----
Net asset value and
  Offering price per share(2) ....       $ 7.19       $ 6.75       $12.38       $10.33       $10.93
                                         ======       ======       ======       ======       ======

Class C

                                                                  Global
                                        Emerging      Global      Smaller       Global    International
                                         Markets      Growth     Companies    Technology     Growth
                                          Fund         Fund         Fund         Fund         Fund
                                          ----         ----         ----         ----         ----
Net asset value per share ........       $ 7.20       $ 6.76       $12.40       $10.33       $10.95
Maximum sales charge (1.00% of
  Offering price(1)) .............         0.07         0.07         0.13         0.10         0.11
                                         ------       ------       ------       ------       ------
Offering price to public .........       $ 7.27       $ 6.83       $12.53       $10.43       $11.06
                                         ======       ======       ======       ======       ======

Class D

                                                                  Global
                                        Emerging      Global      Smaller       Global    International
                                         Markets      Growth     Companies    Technology     Growth
                                          Fund         Fund         Fund         Fund         Fund
                                          ----         ----         ----         ----         ----
Net asset value and
  Offering price per share(2) ....       $ 7.20       $ 6.75       $12.40       $10.31       $10.96
                                         ======       ======       ======       ======       ======

Class I

                                                                  Global
                                        Emerging      Global      Smaller    International
                                         Markets      Growth     Companies      Growth
                                          Fund         Fund         Fund         Fund
                                          ----         ----         ----         ----
Net asset value and
  Offering price per share .......       $ 7.92       $ 7.45       $13.91       $12.44
                                         ======       ======       ======       ======

Class R

                                                                   Global
                                        Emerging      Global      Smaller       Global    International
                                         Markets      Growth     Companies    Technology     Growth
                                          Fund         Fund         Fund         Fund         Fund
                                          ----         ----         ----         ----         ----
Net asset value and
  Offering price per share(2) ....       $ 7.67       $ 7.29       $13.64       $11.49       $12.00
                                         ======       ======       ======       ======       ======

----------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold, through Level Load Intermediaries) such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of Class C shares purchased from Level Load Intermediaries) Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

(2) Class B shares are subject to a CDSC, declining from 5% in the first year after purchase to 0% after six years. Class D are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of purchase of a retirement plan's initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which made the disposal by the Funds of their shares impracticable or it is not reasonably practicable for the Funds to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Series' responsibility for the prevention of money laundering, you may be required by the Series, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Series. The Series by written notice to you, may suspend payment to you of any proceeds or distributions if the Series or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

                              Taxation of the Funds

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify for each taxable year for tax treatment as a "regulated investment company" under the Internal Revenue Code. Qualification relieves a Fund of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividends from domestic corporations may comprise some portion of a Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which qualify for the reduced rate for qualified dividend income or the dividends-received deduction.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Under the 2003 Tax Act, the tax rate on net long-term capital gain for individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

As of October 31, 2004, the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund had net capital loss carryforwards for federal income tax purposes of $6,084,607, $58,980,430, $17,789,801, $558,340,653 and $20,138,436, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by a Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. Each Fund also may be subject to foreign taxes on capital gains realized from the sale of securities in certain countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund's gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund's gains from the sale of securities will generally be treated as derived from US sources, however, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund, which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund if the foreign taxes paid by such Fund will be "passed through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under
Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," (PFICs under the Code) the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. To the extent treated as ordinary gains or losses, these gains or losses increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income.

Options Transactions. A special "marked-to-market" system governs the taxation of "section 1256 contracts," which include certain listed options. Each Fund may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Fund on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Fund. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed" straddle from the application of section 1256.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and "qualified interest income" as exempt from U.S. withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSC paid by investors.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended October 31, 2003, 2002 and 2001, and of Class C shares of the Funds for the fiscal years ended October 31, 2004, 2003 and 2002, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors.

                                      2004

                                              Total Sales Charges Paid     Amount of Class A and Class C
                                              by Shareholders on Class       Sales Charges Retained by
       Fund                                     A and Class C Shares             Seligman Advisors
       ----                                     --------------------             -----------------
       Emerging Markets Fund                          $ 30,127                        $ 27,505
       Global Growth Fund                               26,809                          24,178
       Global Smaller Companies Fund                    34,010                          31,336
       Global Technology Fund                          129,674                         115,607
       International Growth Fund                        71,810                          63,660

                                      2003

                                              Total Sales Charges Paid     Amount of Class A and Class C
                                              by Shareholders on Class       Sales Charges Retained by
       Fund                                     A and Class C Shares             Seligman Advisors
       ----                                     --------------------             -----------------
      Emerging Markets Fund                           $ 41,949                        $  4,180
      Global Growth Fund                                23,029                           2,368
      Global Smaller Companies Fund                     30,697                           3,295
      Global Technology Fund                           152,655                          15,274
      International Growth Fund                         15,917                           1,564

                                      2002

                                              Total Sales Charges Paid     Amount of Class A and Class C
                                              by Shareholders on Class       Sales Charges Retained by
       Fund                                     A and Class C Shares             Seligman Advisors
       ----                                     --------------------             -----------------
       Emerging Markets Fund                          $ 15,493                        $  1,246
       Global Growth Fund                               24,547                           2,328
       Global Smaller Companies Fund                    49,187                           4,861
       Global Technology Fund                          262,054                          26,015
       International Growth Fund                        27,317                           2,696

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended October 31, 2004:

                                                                Compensation on
                                        Net Underwriting        Redemptions and
                                          Discounts and           Repurchases
                                           Commissions          (CDSC Retained
                                       (Class A and Class      on Class A, Class
                                        C Front-end Sales       C, Class D and        Brokerage            Other
Fund                                    Charges Retained)       Class R Shares)      Commissions    Compensation(1)(2)
----                                    -----------------       ---------------      -----------    ------------------
Emerging Markets Fund                         2,622                  10,454             $-0-               2,752
Global Growth Fund                            2,631                   4,203              -0-               5,254
Global Smaller Companies Fund                 2,674                  14,244              -0-               3,901
Global Technology Fund                       14,067                  15,238              -0-              37,329
International Growth Fund                     8,150                   7,105              -0-               3,946

----------
(1) Seligman Advisors has sold its rights to collect the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plans." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the fiscal year ended October 31, 2004 are reflected in the table.

(2) During the fiscal year ended October 31, 2004, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively,

"Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge ("CDSC"), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A

The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period May 28, 1996 (inception) through October 31, 2004 for the Class A shares of the Emerging Markets Fund were 12.96%, 1.79% and 0.27%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period November 1, 1995 (inception) through October 31, 2004 for the Class A shares of the Global Growth Fund were 12.12%, (5.99)% and 3.68%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2004 for the Class A shares of the Global Smaller Companies Fund were 10.51%, (1.93)% and 3.78%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2004 for the Class A shares of the Global Technology Fund were (7.181)%, (8.35)% and 9.01%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2004 for the Class A shares of the International Growth Fund were15.59%, (10.41)% and (1.33)%, respectively. The average annual total returns for each Fund's Class A shares were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class B

The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period from May 28, 1996 (inception) to October 31, 2004 for the Class B shares of the Emerging Markets Fund were 12.68%, 1.60% and N/A, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2004 and for the period from April 22, 1996 (inception) to October 31, 2004 for the Class B shares of the Global Growth Fund were 11.78%, (6.03)% and N/A, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2004 and for the period from April 22, 1996 (inception) to October 31, 2004 for the Class B shares of the Global Smaller Companies Fund were 10.16%, (2.09)% and N/A, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2004 and for the period from April 22, 1996 (inception) to October 31, 2004 for the Class B shares of the Global Technology Fund were (8.03)%, (8.44)% and N/A, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period from April 22, 1996 (inception) to October 31, 2004 for the Class B shares of the International Growth Fund were 15.37%, (10.50)% and N/A, respectively. The average annual total returns for each Fund's Class B shares were computed by assuming a hypothetical initial investment of $1,000 in Class B shares of the Fund, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception for each Fund's Class B shares, the entire amounts were redeemed, subtracting the applicable CDSC.

Class C

The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period from May 27, 1999 (inception) to October 31, 2004 for the Class C shares of the Emerging Markets Fund were 15.51%, 1.79% and 2.79%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period from May 27, 1999 (inception) to October 31, 2004 for the Class C shares of the Global Growth Fund were 14.57%, 5.93% and (3.24)%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period from May 27, 1999 (inception) to October 31, 2004 for the Class C shares of the Global Smaller Companies Fund were 12.98%, (1.91)% and (0.43)%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period from May 27, 1999 (inception) to October 31, 2004 for the Class C shares of the Global Technology Fund were (5.13)%, (8.32)% and (2.17)%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period from May 27, 1999 (inception) to October 31, 2004 for the Class C shares of the International Growth Fund were 18.29%, (10.30)% and (7.85)%, respectively. The average annual total returns for each Fund's Class C shares were computed by assuming a hypothetical initial investment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year periods and the periods since inception of each Fund's Class C shares, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

Class D

The average annual total returns for the one- and five-year periods ended October 31, 2004 and for the period from May 28, 1996 (inception) through October 31, 2004 for the Class D shares of the Emerging Markets Fund were 16.84%, N/A and N/A, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2004 and the period from November 1, 1995 (inception) through October 31, 2004 for the Class D shares of the Global Growth Fund were 15.58%, N/A and N/A, respectively. The average annual total returns for the one-, five-, and ten-year periods ended October 31, 2004 for the Class D shares of the Global Smaller Companies Fund were 14.14%, N/A and N/A, respectively. The average annual total returns for the one-, five, and ten-year periods ended October 31, 2004 for the Class D shares of the Global Technology Fund were 4.16%, N.A and N/A, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2004 for the Class D shares of the International Growth Fund were 19.44%, N/A, and N/A, respectively. The average annual total returns for each Fund's Class D shares were computed by assuming a hypothetical initial investment of $1,000 in Class D shares of the Fund, assuming that all dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception of a Fund's Class D shares, the entire amounts were redeemed, subtracting the 1% CDSC.

Class I

The average annual total returns for the one-year period ended October 31, 2004 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2004 for the Class I shares of Emerging Markets Fund were 19.82% and 21.26%, respectively. The average annual total returns for the one-year period ended October 31, 2004 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2004 for the Class I shares of Global Growth Fund were 18.44% and (0.09)%, respectively. The average annual total returns for the one-year period ended October 31, 2004 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2004 for the Class I shares of Global Smaller Companies Fund were 16.79% and 6.23%, respectively. The average annual total returns for the one-year period ended October 31, 2004 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2004 for the Class I shares of International Growth Fund were 22.80% and 7.29%, respectively. The average annual total returns for each Fund's Class I shares were computed by assuming a hypothetical initial investment of $1,000 in Class I shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the period since inception of each Fund's Class I shares, the entire amounts were redeemed.

Class R

The average annual returns for the one-year period ended October 31, 2004 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2004 for the Class R shares of the Emerging Markets Fund were 17.55% and N/A, respectively. The average annual returns for the one-year period ended October 31, 2004 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2004 for the Class R shares of the Global Growth Fund were 16.39% and N/A, respectively. The average annual returns for the one-year period ended October 31, 2004 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2004 for the Class R shares of the Global Smaller Companies Fund were 14.79% and N/A. The average annual returns for the one-year period ended October 31, 2004 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2004 for the Class R shares of the Global Technology Fund were (3.60)% and N/A, respectively. The average annual returns for the one-year period ended October 31, 2004 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2004 for the Class R shares of the International Growth Fund were 20.21% and N/A%, respectively. The total returns for each Fund's Class R shares were computed by assuming a hypothetical initial investment of $1,000 in

Class R shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class R shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the period since inception of each Fund's Class R shares, the entire amounts were redeemed.

Except where indicated, the tables below illustrates the cumulative total return and dollar value of a $1,000 investment in each of the Fund's Class A, Class B, Class C, Class D, Class I and Class R shares from the commencement of operations through October 31, 2004, assuming investment of all dividends and capital gain distributions and deduction of any applicable sales charges or CDSCs.

                                     Class A

                                  Total Return through   Value of Initial $1,000
             Fund                    10/31/04 (1)(2)         Investment (3)
             ----                    ---------------         --------------

Emerging Markets Fund                      2.27%                 $1,023
Global Growth Fund                        38.45                     975
Global Smaller Companies Fund*            44.93                   1,092
Global Technology Fund                   136.97                   1,309
International Growth Fund*               (12.57)                    647

                                    Class B

                                  Total Return through   Value of Initial $1,000
             Fund                    10/31/04 (1)(2)         Investment (3)
             ----                    ---------------         --------------

Emerging Markets Fund                      0.70%                 $1,007
Global Growth Fund                        20.86                     840
Global Smaller Companies Fund              3.78                     857
Global Technology Fund                    55.27                     901
International Growth Fund                (22.25)                    629

                                    Class C

                                  Total Return through   Value of Initial $1,000
             Fund                    10/31/04 (1)(2)         Investment (3)
             ----                    ---------------         --------------

Emerging Markets Fund                     16.13%                 $1,161
Global Growth Fund                       (16.38)                    609
Global Smaller Companies Fund             (2.34)                    886
Global Technology Fund                   (11.24)                    630
International Growth Fund                (35.87)                    589

                                    Class D

                                  Total Return through   Value of Initial $1,000
             Fund                    10/31/04 (1)(2)         Investment (3)
             ----                    ---------------         --------------

Emerging Markets Fund                      0.84%                 $1,008
Global Growth Fund                        36.09                     945
Global Smaller Companies Fund*            41.03                   1,051
Global Technology Fund                   129.90                   1,236
International Growth Fund*               (14.70)                    625

                                    Class I

                                  Total Return through   Value of Initial $1,000
             Fund                    10/31/04 (1)(2)         Investment (3)
             ----                    ---------------         --------------

Emerging Markets Fund                     75.61%                 $1,756
Global Growth Fund                        (0.27)                    997
Global Smaller Companies Fund             19.30                   1,193
International Growth Fund                 22.80                   1,228

                                    Class R

                                  Total Return through   Value of Initial $1,000
             Fund                    10/31/03 (1)(2)         Investment (3)
             ----                    ---------------         --------------

Emerging Markets Fund                     67.47%                 $1,675
Global Growth Fund                        36.26                   1,363
Global Smaller Companies Fund             52.57                   1,526
Global Technology Fund                    27.24                   1,272
International Growth Fund                 46.34                   1,463

----------
*     For the 10-year period ended October 31, 2004.

(1)   From commencement of operations on:

      Fund                       Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares   Class R Shares
      ----                       --------------   --------------   --------------   --------------   --------------   --------------
      Emerging Markets Fund      5/28/96          5/28/96          5/27/99          5/28/96          11/30/01         4/30/03
                                                                                                     5/1/03
      Global Growth Fund         11/1/95          4/22/96          5/27/99          11/1/95          11/30/01         4/30/03
                                                                                                     4/30/03
      Global Smaller                  --          4/22/96          5/27/99               --          11/30/01         4/30/03
      Companies Fund
      Global Technology Fund     5/23/94          4/22/96          5/27/99          5/23/94          not offered      4/30/03
                                                                                                     4/30/03
      International Growth            --          4/22/96          5/27/99               --          11/30/01         4/30/03
      Fund

(2) "Total Return" for each Class of shares of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C (applicable to sales by dealers other than Level Load Intermediaries), Class D and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. The International Growth Fund's total return and average annual total return quoted from time to time through September 21, 1993 for Class A shares does not reflect the deduction of the administration, shareholder services and distribution fees effective on that date, which fees, if reflected would reduce the performance quoted.

(3) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales charge or CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares. Seligman and/or the prior subadviser waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

                              Financial Statements

The Annual Report to shareholders for the fiscal year ended October 31, 2004 contains a portfolio of the investments of each of the Funds as of October 31, 2004, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or Fund shall be deemed to be affected by a matter unless it is clear that the interests of each class or Fund in the matter are substantially identical or that the matter does not affect any interest of such class or Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian and Recordkeeping Agents. J. P. Morgan Chase Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the Funds. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, maintains, under the general supervision of Seligman, certain accounting records and determines the net asset value for the Funds.

Independent Registered Public Accounting Firm, Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S")
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("S&P")
DEBT SECURITIES

AAA: Debt issues rated AAA are highest-grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long-term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal are in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.